THIS SPECIAL WARRANT INDENTURE is made as of February 5, 1997.

BETWEEN:

                  DAKOTA MINING CORPORATION, a company governed by the laws of Canada (the "Corporation"),

AND:

                  MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada (the "Trustee").


          WHEREAS the Corporation is proposing to issue Special Warrants in the manner herein set forth;

          WHEREAS  one  Special  Warrant  shall  entitle  the holder  thereof to acquire one $1,000 principal amount 7.5% unsecured convertible debenture of the Corporation at no additional cost upon the terms and conditions herein set forth; and

          WHEREAS all acts and deeds necessary have been done and performed to make the Special Warrants when issued, as in this Indenture provided, legal, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;

          NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1 Definitions - In this Indenture, including the recitals and schedules hereto and in all indentures supplemental hereto:

     (a) "1934 Act" means the United States Securities and Exchange Act of 1934, as amended;

     (b) "Agency Agreement" means the agreement dated the date hereof between the Corporation and the Agents respecting the issue and sale of the Special Warrants;

     (c) "Agents" means Canaccord Capital Corporation, ScotiaMcLeod Inc. and Newcrest Capital Inc.;


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                                                      2

     (d) "Agents' Commission" means the commission paid to the Agents on the sale of the Special Warrants in accordance with the Agency Agreement;

     (e) "Applicable Legislation" means the provisions of the Canada Business Corporations Act, as amended, and any statute of Canada or a province thereof, and the regulations under any such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

     (f) "Business Day" means a day which is not Saturday, Sunday or a statutory holiday in the cities of Vancouver, British Columbia and Toronto, Ontario;

     (g) "Common Shares" means fully paid and non-assessable common shares of the Corporation;

     (h) "Compliance Notice" means a notice in writing from the Corporation and Canaccord Capital Corporation, on behalf of the Agents, to the Trustee to the effect that all of the Shareholder Approval Date, the Qualification Date and the Merger Completion Date have occurred prior to the Qualification Deadline.

     (i) "Corporation's Auditors" means the firm of chartered accountants duly appointed as auditors of the Corporation;

     (j) "Counsel" means a barrister or solicitor or firm of barristers and solicitors acceptable to the Trustee;

     (k)  Intentionally Deleted;

     (l) "Debenture Trust Indenture" means the trust indenture between the Corporation and the Montreal Trust Company of Canada, as trustee, dated the date hereof;

     (m) "Debenture Trustee" means the trustee under the Debenture Trust Indenture;

     (n) "Debentures" means the $25 million aggregate principal amount of 7.5% unsecured convertible debentures of the Corporation issuable under and governed by the Debenture Trust Indenture and each individual "Debenture" means a Debenture in the principal amount of $1,000;

     (o)  "Default Notice" has the meaning set out in section 3.4(b) hereof;

     (p)  "Effective Date" means the date hereof;


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                                                      3

     (q) "Escrowed Proceeds" means the gross proceeds received from the sale of the Special Warrants, less the Agents' Commission and, if applicable, less the USMX Loan Amount if it has been released pursuant to section 6.3, deposited with the Trustee pursuant to Article 6 hereof;

     (r) "Exercise Date" means, with respect to any Special Warrant, the date on which the Warrant Certificate representing a Special Warrant is surrendered for exercise or otherwise deemed to have been exercised in accordance with the provisions of Article 3;

     (s) "Expiry Time" means 5:00 p.m. (local time) on the earlier of: (A) the 5th Business Day following the day on which a Compliance Notice is delivered by the Corporation to the Trustee in accordance with section 3.1(d), and (B) February 5, 1998;

     (t) "Final Prospectus" means a final prospectus qualifying for sale in the Qualifying Jurisdictions the Debentures issuable upon exercise of the Special Warrants and the Common Shares issuable upon conversion of the Debentures, and any amendment or supplement thereto;

     (u) "Merger" means the merger between the Corporation and USMX, Inc. as contemplated in the Merger Letter Agreement;

     (v) "Merger Completion Date" means the date on which the Merger is completed in accordance with the Merger Letter Agreement;

     (w) "Merger Completion Notice" means a notice in writing from the Corporation and Canaccord Capital Corporation, on behalf of the Agents, to the Trustee to the effect that the Merger Completion Date has occurred prior to the Qualification Deadline.

     (x) "Merger Default Notice" means a notice in writing from the Corporation to the Trustee to the effect that the Merger Completion Date has not occurred prior to Qualification Deadline;

     (y) "Merger Agreement" means the merger agreement between the Corporation and USMX, Inc. dated the date hereof;

     (z) "Notice of Shareholder Approval Default" means notice in writing from the Corporation to the Trustee to the effect that the Shareholder Approval Date has not occurred prior to the Shareholder Approval Deadline;


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                                                      4

     (aa) "Notice of Non-Qualification" means notice in writing from the Corporation to the Trustee to the effect that the Qualification Date has not occurred prior to the Qualification Deadline;

     (bb) "Permitted Investments" means obligations of or guaranteed by the government of Canada or any province of Canada;

     (cc) "person"  means an individual,  body  corporate,  partnership,  trust,
          trustee,   executor,   administrator,   legal  representative  or  any
          unincorporated organization;

     (dd) "Preliminary Prospectus" means a preliminary prospectus of the Corporation relating to the qualification for sale in the Qualifying Jurisdictions of the Debentures issuable upon exercise of the Special Warrants and the Common Shares issuable upon conversion or, if applicable, redemption of the Debentures, and any amendment or supplement thereto;

     (ee) "Qualification Date" means the date on which a receipt is issued for the Final Prospectus by the last of the Securities Commissions to issue a receipt for the Final Prospectus;

     (ff) "Qualification Deadline" means 5:00 p.m. (Vancouver time) on the later of: (A) May 31, 1997 and (B) the day that is 120 days after the Effective Date or such later date as the Agents in their sole discretion may determine in a written notice given to the Corporation and the Trustee;

     (gg) "Qualification Notice" means notice in writing from the Corporation and Canaccord Capital Corporation, on behalf of the Agents, to the Trustee to the effect that the Qualification Date has occurred prior to the Qualification Deadline and attaching thereto the receipts for the Final Prospectus from the Securities Commissions;

     (hh) "Qualifying Jurisdictions" means British Columbia, Alberta, Ontario and Quebec;

     (ii) "Retraction Cut-off Date" has the meaning set out in section 3.4(b) hereof;

     (jj) "Regulation S" means Regulation S adopted by the SEC under the U.S. Securities Act;

     (kk) "SEC" means the United States Securities and Exchange Commission;

     (ll) "Securities Commissions" means the securities commissions of each of the Qualifying Jurisdictions;


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                                                      5

     (mm) "Securities Laws" means the applicable securities laws of the Qualifying Jurisdictions and the respective regulations made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commissions;

     (nn) "Series A Exercise Period" means the period from and including the date of issuance of the Special Warrants and ending at the Expiry Time;

     (oo) "Series A Special Warrant Certificate" means a certificate for Series A Special Warrants issued on or after the Effective Date to evidence Series A Special Warrants;

     (pp) "Series A Special Warrants" means the first series of Special Warrants created and authorized for issuance under this Indenture which series shall be comprised of 16,119 Special Warrants;

     (qq) "Series B Exercise Period" means the period from and including the day that is the Shareholder Approval Date and ending at the Expiry Time;

     (rr) "Series B Special Warrant Certificate" means a certificate for Series B Special Warrants issued on or after the Effective Date to evidence Series B Special Warrants;

     (ss) "Series B Special Warrants" means the second series of Special Warrants created and authorized for issuance under this Indenture which series shall be comprised of 8,881 Special Warrants;

     (tt) "Shareholder" means a holder of record of one or more Common Shares;

     (uu) "Shareholder Approval Date" means the day on which shareholders of the Corporation approve the issue of the Common Shares issuable upon conversion of the Debentures;

     (vv) "Shareholder Approval Deadline" means April 30, 1997, unless extended to May 31, 1997 in accordance with the Merger Agreement and upon notice thereof by the Corporation to the Trustee;

     (ww) "Shareholder Approval Notice" means notice in writing from the Corporation and Canaccord Capital Corporation, on behalf of the Agents, to the Trustee to the effect that the Shareholder Approval Date has occurred;

     (yy) "Special Warrant Agency" means the principal office of the Trustee in the city of Vancouver, British Columbia;


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                                                      6

     (zz) "Special Warrant Purchase Price" means $1,000 per Special Warrant;

     (aaa)"Special Warrants" means either Series A Special Warrants or Series B Special Warrants issued by the Corporation in registered form in accordance with the terms and conditions of this Indenture;

     (bbb)"this Special Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article" and "section" followed by a number mean and refer to the specified article or section of this Indenture;

     (ccc)"Trading Day " means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business;

     (ddd)"Transfer Agent" means the transfer agent for the time being of the Common Shares;

     (eee)"United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

     (fff)"USMX Loan Amount" means the US$5 million to be loaned by the Corporation to USMX, Inc. in accordance with the Merger Agreement;

     (ggg)"USMX Loan Notice" means a notice in writing signed by Canaccord Capital Corporation, on behalf of the Agents, and the Corporation to the effect that the Trustee is to release the USMX Loan Amount out of the Escrowed Proceeds to, or to the direction of, the Corporation;

     (hhh)"U.S. Person" means a U.S. person as that term is defined in Regulation S;

     (iii)"U.S. Securities Act" means the United States Securities Act of 1933, as amended;

     (jjj)"Warrant   Certificates"   means  either  Series  A  Special   Warrant
          Certificates or Series B Special Warrant Certificates;

     (kkk)"Warrantholder" means a holder of record of one or more Special Warrants;

     (lll)"Warrantholders" or "holders" means the persons who, after the Effective Date, are registered owners of Special Warrants;

     (mmm)"Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders holding in the aggregate not less than 25%

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                                                      7

          of the aggregate number of Special Warrants then unexercised and outstanding, requesting the Trustee to take some action or proceeding specified therein;

     (nnn)"written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its Chief Executive Officer, or a director and, in addition, by its Chief
          Financial Officer, or a director, and may consist of one or more instruments so executed.

1.2 Gender and Number - Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3 Interpretation not Affected by Headings, Etc. - The division of this Indenture into Articles and sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4 Day not a Business Day - In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5  Time of the  Essence  - Time  shall be of the  essence  of this  Indenture.
     -------------------

1.6 Applicable Law - This Indenture and the Warrant Certificates shall be construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.

1.7 Currency - All references to currency herein are to Canadian dollars unless otherwise specified.

                                    ARTICLE 2
                       ISSUE AND FORM OF SPECIAL WARRANTS

2.1  Issue of Special Warrants

     (a) 25,000 Special Warrants entitling the holders thereof to acquire $25 million aggregate principal amount of Debentures are hereby created and authorized to be issued.

     (b) The Canadian and United States forms of Series A Special Warrant Certificates and the Canadian and United States forms of Series B Special Warrant

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                                                  8

          Certificates shall be substantially in the forms set out in the attached Schedules A through D, respectively, shall be dated as of the Effective Date (regardless of the actual date of issue), shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe, and shall be issuable in any denomination excluding fractions.

2.2  Terms of Special Warrants

     (a) Each Special Warrant authorized to be issued hereunder shall entitle the holder thereof to acquire, in accordance with and subject to the terms of Article 3 hereof and at no additional cost to the holder, one Debenture in the principal amount of $1,000.

     (b) No fractional Special Warrants shall be issued or otherwise provided for hereunder.

2.3 Warrantholder not a Shareholder - Nothing in this Indenture or in the holding of a Special Warrant evidenced by a Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.4 Special Warrants to Rank Pari Passu - All Special Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

2.5 Form of Warrant Certificates - The Warrants Certificates (including all replacements issued in accordance with this Indenture) shall be substantially in the forms set out in Schedules A through D hereto, shall be dated as of the Effective Date, shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe and shall be issuable in any denominations excluding fractions.

2.6 U.S. Legend - The Special Warrants issued pursuant to an exemption from the registration requirements of the U.S. Securities Act to U.S. Persons (and all Special Warrants issued in exchange therefor or in substitution thereof), shall bear a legend in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER,
         (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF

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                                                  9

         REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND THE COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY.

          and  that  all  certificates  representing  Debentures  issuable  upon exercise of Special Warrants and Common Shares issuable upon conversion or, if applicable, redemption of Debentures (and all certificates issued in exchange therefor or in substitution thereof) issuable upon exercise of the securities so legended will bear the same legend and will bear the following additional legend:

         DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

          provided, however, that if the securities are being sold under paragraph (B) above, the legend may be removed by providing a declaration to the Trustee as transfer agent for the securities to the following effect:

         The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the U.S. Securities Act) of Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities and (6) the

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                                                      10

         contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

2.7 Signing of Warrant Certificates - The Warrant Certificates shall be signed under seal by any one director or officer of the Corporation. The signature of such director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such directors or officers. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificate as one of such directors or officers may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to section 2.8, be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.8  Countersignature by the Trustee

     (a) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit hereof until it has been countersigned by manual signature by or on behalf of the Trustee substantially in the forms of the certificates set out in Schedules A through D hereto, and such countersignature by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

     (b) The countersignature of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrant Certificates (except the due countersigning thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrant Certificate or any of them or of the consideration therefor except as otherwise specified herein.

2.9  Issue   in    Substitution    for   Warrant    Certificates    Lost,   Etc.
     ---------------------------------------------------------

     (a) In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Trustee shall certify and deliver, a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms and all other Warrant Certificates issued or to be issued hereunder.

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                                                      11


     (b) The applicant for the issue of a new Warrant Certificate pursuant to this section 2.9 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation and the Trustee in their discretion and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.10 Exchange of Warrant Certificates

     (a) Warrant Certificates representing Special Warrants to acquire any specified principal amount of Debentures, may, upon compliance with the reasonable requirements of the Trustee, be exchanged for another Warrant Certificate or Warrant Certificates entitling the holder thereto to acquire in the aggregate the same principal amount of Debentures as may be acquired under the Warrant Certificate or Warrant Certificates so exchanged.

     (b) Warrant Certificates may be exchanged only at the Special Warrant Agency or at any other place that is designated by the Corporation with the approval of the Trustee. Any Warrant Certificate tendered for exchange shall be cancelled and surrendered to the Trustee at the Special Warrant Agency.

2.11 Charges for Exchange of Previously Issued Warrant Certificates - Except as otherwise herein provided, the Special Warrant Agency shall charge to the holder requesting an exchange a reasonable fee for each new Warrant Certificate issued in exchange for previously issued Warrant Certificates and payment of such charge and reimbursement of the Trustee or the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange.

2.12 Ownership of Special Warrants - The Corporation and the Trustee may deem and treat the registered owner of any Warrant Certificate as the absolute owner of the Special Warrants represented thereby for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Warrant Certificate free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such Warrantholder of Debentures which may be acquired pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

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                                                      12


2.13 Registration and Transfer

     (a) The Corporation will at all times cause to be kept by and at the Special Warrant Agency and at such other place or places, if any, as may be designated by the Corporation with the approval of the Trustee, registers in which names and addresses of Warrantholders and particulars of the Special Warrants held by them will be entered, such registration to be noted on the Special Warrants by the Trustee or other registrar.

     (b) No transfer of a Special Warrant will be valid unless made on one of the registers to be kept by and at the office of the Special Warrant Agency or at such other place or places, if any, as may be designated by the Corporation with the approval of the Trustee, on surrender to the Trustee of the Warrant Certificate duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by, the registered holder or his executors, administrators, or other legal representative or his or their attorney duly appointed by instrument in writing in form and execution satisfactory to the Trustee or other registrar upon compliance with such reasonable requirements as the Trustee may prescribe, nor unless such transfer will have been noted on the Special Warrant by the Trustee or other registrar.

     (c) Notwithstanding any other provision hereof, the transfer by the Agents to the Purchasers (as defined in the Underwriting Agreement) of Special Warrants issued to the Agents under a global certificate to facilitate the closing of the initial sale of the Special Warrants may be effected by the surrender to the Trustee of the global certificate together with a direction from the Agents requesting the issue of Warrant Certificates in the names of the Purchasers.

     (d) The registers referred to in section 2.13(a) hereof will, during business hours, be open to the inspection of the Corporation and any person designated by it in writing and any Warrantholder free of charge. In addition, every registrar will from time to time when requested to do so by the Corporation or by the Trustee furnish the Corporation or the Trustee with a list of the names and addresses of the Warrantholders whose Special Warrants are listed on the register kept by such registrar and showing the number of Special Warrants registered in the name of each such holder.

     (e) Notwithstanding anything contained in this Indenture, in the Warrant Certificates or in any subscription agreements under which Special Warrants were issued and sold, the Trustee, relying solely on the transfer form or such other reasonable requirements as the Corporation and Trustee may prescribe pursuant to section 2.13(b) hereof or this subsection:

          (i)  shall not register any transfer of a Special Warrant, unless:

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


                                                      13



               (A) the Trustee, prior to such transfer, has received a properly completed and executed Selling Warrantholders's Certificate in the form attached to the Warrant Certificates, from the Warrantholder; and

               (B) the Special Warrant is transferred (i) outside the United States to a non-U.S. person pursuant to Rule 904 of Regulation S or (ii) within the United States pursuant to Rule 144 under the U.S. Securities Act provided the transferee properly completes, executes and delivers to the Trustee a Special Warrant Purchaser's Certificate in the form attached to the Warrant Certificates, or (iii) pursuant to another exemption from registration under the U.S. Securities Act after receipt by the Corporation and the Trustee of a written opinion of counsel or other evidence satisfactory to them that such transfer of Special Warrants is in compliance with the U.S. Securities Act and applicable state securities laws; however, upon receipt of such duly executed certificates, the Trustee will proceed with such registration, subject to such terms and conditions, including legending the Warrant Certificates, as may be required by law; and

          (ii) shall not register any transfer of Special Warrants if it has reasonable grounds to believe that such transfer is otherwise not in accordance with applicable law.

     (f) Upon any transfer of Special Warrants in accordance with the provisions of this Indenture, the Corporation covenants and agrees with the Trustee, on behalf of the transferee holder and with the transferee holder, that the transferee holder is a permitted assignee of the transferring holder and is entitled to the benefits of the covenant of the Corporation to be set forth under the heading "Contractual Right of Action for Rescission" in the Final Prospectus subject, in each case, to the restrictions and limitations described thereunder.


                                    ARTICLE 3
                   EXERCISE OR RETRACTION OF SPECIAL WARRANTS

3.1  Notices to Trustee

     (a) Upon the occurrence of the Shareholder Approval Date prior to the Shareholder Approval Deadline, the Corporation shall forthwith, and in any event not later than the second Business Day thereafter, give a Shareholder Approval Notice to the Trustee;


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                                                      14

     (b) Upon the occurrence of the Qualification Date prior to the Qualification Deadline, the Corporation shall forthwith, and in any event not later than the second Business Day thereafter, give a Qualification Notice to the Trustee;

     (c) Upon occurrence of the Merger Completion Date prior to the Qualification Deadline, the Corporation shall forthwith, and in any event not later than the second Business Day thereafter, give a Merger Completion Notice to the Trustee;

     (d) In the event that all of the Shareholder Approval Date, the Merger Completion Date and the Qualification Date all occur prior to the Qualification Deadline, the Corporation shall forthwith, and in any event not later that the second Business Day after the last of such three Dates to occur, give a Compliance Notice to the Trustee;

     (e) In the event that the Shareholder Approval Date has not occurred prior to the Shareholder Approval Deadline, the Corporation shall forthwith, and in any event not later than the second Business Day after the Shareholder Approval Deadline, give a Notice of Shareholder Approval Default to the Trustee;

     (f) In the event that the Qualification Date has not occurred prior to the Qualification Deadline, the Corporation shall forthwith, and in any event not later than the second Business Day after the Qualification Deadline, give a Notice of Non-Qualification to the Trustee;

     (g) In the event that the Merger Completion Date has not occurred prior to the Qualification Deadline, the Corporation shall forthwith, and in any event not later than the second Business Day after the Qualification Deadline, give a Merger Default Notice to the Trustee;

3.2  Exercise of Special Warrants

     (a) Upon and subject to the provisions and conditions of this Article, the holder of a Special Warrant may, at its option, at any time and from time to time during the Series A Exercise Period or the Series B Exercise Period, as applicable, exercise the right to acquire one Debenture for each Special Warrant held without payment of any consideration in addition to the consideration paid for the Special Warrant by completing the exercise form attached to the Special Warrant Certificate and delivering it and the Special Warrant Certificate to the Trustee at the Special Warrant Agency or at any other place or places that may be designated by the Corporation with the approval of the Trustee.

     (b) Any Special Warrant not exercised pursuant to section 3.2(a) prior to the Expiry Time will be exercised by the Trustee on behalf of the holder thereof and deemed

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


                                                      15

          to be surrendered (without any further action on the part of the holder or the Corporation) immediately prior to the Expiry Time as applicable.

     (c) Any exercise by a Warrantholder pursuant to section 3.2(a), or any exercise by the Trustee on behalf of a holder of Special Warrants pursuant to section 3.2(b) hereof, shall be subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Corporation or the Trustee, be required to ensure compliance with applicable Securities Laws.

     (d) Upon the exercise by a Warrantholder or exercise by the Trustee on behalf of a Warrantholder of any Special Warrants pursuant to this section 3.2, the Debentures thereby issuable shall be deemed to have been issued and the Warrant Certificates cancelled and the person or persons to whom such securities are to be issued shall be deemed to have become the holder of record of such Debentures on the Exercise Date unless the registers of the Corporation shall be closed on such date, in which case the Debentures shall be deemed to have been issued, and such person or persons deemed to have become the holder or holders of record of such Debentures on the date on which such registers are reopened.

     (e) As promptly as possible and in any event within five Business Days after the Exercise Date of any Special Warrant as aforesaid, the Corporation shall cause to be delivered to the person or persons in whose name or names the Debentures have been issued at the address specified in the exercise form attached to the Warrant Certificate or, if so specified therein, cause to be delivered to such person or persons at the Special Warrant Agency, certificates representing the appropriate amount of Debentures so issued and shall, if applicable, deliver to the Warrantholder a Warrant Certificate or Warrant Certificates representing the balance of the Special Warrants remaining after such exercise.

3.3  Penalty

     (a) Upon receipt by the Trustee of a Notice of Non-Qualification, the Trustee shall forthwith give notice to the Warrantholders, the Agents and the Debenture Trustee specifying that the Qualification Date has not occurred prior to the Qualification Deadline and that the Debentures for which the Special Warrants are exercisable will be convertible, for no additional consideration, into 1.10 Common Shares for every one Common Share that would otherwise have been issuable upon conversion of the Debentures had the Qualification Date occurred prior to the Qualification Deadline.

3.4  Retraction of Special Warrants

     (a) Upon receipt by the Trustee of a Notice of Shareholder Approval Default, the Trustee shall forthwith give notice to the Warrantholders and to the Agents

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


                                                      16

          specifying that the Shareholder Approval Date has not occurred prior to the Shareholder Approval Deadline and stating that all Series B Special Warrants will be automatically retracted by the Corporation in accordance with section 6.6 hereof without any further action on the part of the Warrantholders.

     (b) Upon receipt of by the Trustee of a Merger Default Notice, the Trustee shall forthwith give notice ("Default Notice") to the Warrantholders and to the Agents specifying that the Merger Completion Date has not occurred prior to the Qualification Deadline and stating that Warrantholders have five Business Days from the deemed receipt (in accordance with section 11.2) of the Default Notice (the last of such Business Days being the "Retraction Cut-off Date") to surrender any or all of their Special Warrants then outstanding to the Trustee for retraction and setting out the requirements for so doing in accordance with section 6.4.

     (c) Any retraction of Special Warrants from a Warrantholder pursuant to this section 3.4 will be subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Corporation or the Trustee, be required to ensure compliance with applicable Securities Laws.

3.5 No Fractional Debentures - The Corporation will not under any circumstances be obligated to issue any fraction of a Debenture on the exercise or deemed exercise of Special Warrants. To the extent that a holder of Special Warrants would otherwise have been entitled to receive, on the exercise or deemed exercise of such Special Warrants, a fraction of a Debenture, such entitlement shall be disregarded unless such holder exercises such right in respect of such fraction in combination with another Special Warrant or Special Warrants which, in the aggregate, entitle the holder to be issued a whole number of Debentures. In no event shall the Corporation be obligated to make any payment or adjustment in respect of any fraction of a Debenture disregarded as aforesaid.

3.6 Exercise by U.S. Persons - The Special Warrants may not be exercised in the United States or by a U.S. Person prior to the Expiry Time unless:

     (a) the holder certifies in writing to the Corporation and the Trustee that the holder is an original subscriber of the Special Warrants and that all of the representations and warranties made by the holder in such holder's subscription agreement for the purchase of the Special Warrants remain true and correct; or

     (b) the holder is the registered holder of such Special Warrants which were received pursuant to a transfer in accordance with the provisions of section 2.13(e)(i)(B) hereof; provided that the foregoing shall not apply to any exercise by the Trustee of Special Warrants pursuant to this Article 3.


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                                                      17

3.7 Securities Restrictions - Notwithstanding anything herein contained, Debentures will only be issued upon exercise of any Special Warrants in compliance with the securities laws of any applicable jurisdiction, and without limiting the generality of the foregoing, in the event that the Special Warrants are exercised pursuant to this Article 3 prior to the Qualification, the certificates representing the Debentures thereby issued, or any Common Shares into which the Debentures are converted, will bear such legend as may, in the opinion of counsel to the Corporation, be necessary in order to avoid a violation of any securities laws of any province in Canada or the United States or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at the holder's expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such Debentures in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.


                        Article 4 intentionally deleted.


                                    ARTICLE 5
                          COVENANTS OF THE CORPORATION

5.1 General Covenants - The Corporation covenants with the Trustee for the benefit of the Trustee and of the Warrantholders that so long as any Special Warrants remain outstanding:

     (a) it will at all times maintain its corporate existence and will keep or cause to be kept proper books of account in accordance with generally accepted accounting principles;

     (b) it will send to each Warrantholder a copy of all financial statements and other material furnished to the holders of Common Shares after the date of this Indenture;

     (c) it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Debentures;

     (d) it will cause the Debentures and the certificates representing the same from time to time acquired pursuant to the exercise of the Special Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

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                                                      18


     (e) all Common Shares which shall be issued upon exercise of Debentures shall be fully paid and non-assessable;

     (f) it will use its reasonable best efforts to ensure that all Common Shares of the Corporation outstanding or issuable from time to time continue to be traded on The Toronto Stock Exchange and the American Stock Exchange;

     (g) it will make all requisite filings under applicable securities legislation including those necessary to remain a reporting issuer not in default in the Qualifying Jurisdictions;

     (h) it will deliver, or cause to be delivered, a notice to each holder of Special Warrants of the issuance of the receipt for the Final Prospectus, which notice may be the Qualification Notice, together with a copy of the Final Prospectus, within two Business Days of the issuance of such receipt;

     (i) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture; and

     (j) it will comply with all covenants and satisfy all terms and conditions on its part to be performed or satisfied under the Agency Agreement.

5.2  Trustee's Remuneration and Expenses

     (a) The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise from the negligence or wilful misconduct of the Trustee or of persons for whom the Trustee is responsible.

     (b) The Trustee shall not have a lien against any of the Escrowed Proceeds deposited with it and held in escrow pursuant to section 6.1 or against any income earned thereon, in respect of its remuneration or expenses, disbursements and advances.

5.3 Performance of Covenants by Trustee - If the Corporation shall fail to perform any of its covenants contained in this Warrant Indenture, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but, subject to section 10.2, shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it.

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


                                                      19

     All sums expended or advanced by the Trustee in so doing shall be repayable as provided in section 5.2. No such performance, expenditure or advance by the Trustee shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

5.4  Securities Qualification Requirements

     (a) The Corporation will, as soon as practicable, prepare and file, under the applicable Securities Laws, and use its reasonable best efforts to obtain receipts from the Securities Commissions for the Preliminary Prospectus and prepare and file other related documents relating to the distribution of the Debentures issuable upon exercise of the Special Warrants.

     (b) The Corporation will use its best efforts to satisfy as expeditiously as possible any comments with respect to the Preliminary Prospectus made by any of the Securities Commissions.

     (c) The Corporation will, as soon as practicable after any comments referred to in clause (b) above are satisfied, prepare and file, under the applicable Securities Laws, the Final Prospectus and other related documents and will thereafter use its best efforts to obtain receipts for the Final Prospectus from the Securities Commissions and take all other steps and proceedings that may be necessary in order to qualify, under the applicable Securities Laws, the distribution of the Debentures issuable upon exercise of the Special Warrants to the Special Warrantholders upon the exercise or deemed exercise thereof.

     (d) If, in the opinion of counsel, any instrument (not including the Final Prospectus), except as required in this section 5.4, is required to be filed with, or any permission is required to be obtained from any governmental authority in Canada or the United States or any other step is required under any federal or provincial law of Canada or any federal or state law of the United States before any Debentures which a Warrantholder is entitled to acquire pursuant to the exercise of any Special Warrants or any Common Share which a holder of Debentures is entitled to acquire pursuant to the exercise of the Debentures may properly and legally be issued upon due exercise thereof and thereafter traded, without further formality or restriction, the Corporation covenants that it will use its reasonable best efforts to take such required action.

     (e) The Corporation will give notice of the issue of Debentures pursuant to the exercise of Special Warrants or the issue of Common Shares pursuant to the exercise of the Debentures, in such detail as may be required, to the Securities Commissions or similar regulatory authority in each jurisdiction in Canada and the United States in which there is legislation or regulation permitting or requiring the giving of any such notice in order that such issue of Debentures or Common

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


                                                      20

          Shares and the subsequent disposition of the Debentures or Common Shares so issued will not be subject to the prospectus qualification requirements of such legislation or regulation.


                                    ARTICLE 6
                        ESCROWED PROCEEDS AND RETRACTION

6.1 Deposit of Escrowed Proceeds in Escrow - The Corporation agrees to deposit or cause to be deposited on behalf of the Warrantholders, the Escrowed Proceeds in escrow with the Trustee who shall hold the Escrowed Proceeds in trust for the benefit of the Warrantholders upon and subject to the following irrevocable authorizations and instructions to deal with the Escrowed Proceeds in accordance with the provisions of this Article.

6.2 Investment of Funds - The Escrowed Proceeds deposited with the Trustee hereunder, pending any release or application thereof as required in accordance with the provisions of this Article, shall be invested by the Trustee in its name in Permitted Investments in accordance with any written directions of the Corporation from time to time given to the Trustee or, in the absence of any such directions, shall be invested by the Trustee in its name in accordance with section 10.4.

6.3  Release of Escrowed Proceeds

     (a) If the Trustee receives a USMX Loan Notice, the Trustee shall pay to, or to the direction of, the Corporation forthwith and in any event not later than one Business Day after receipt of such notice an amount equal to the USMX Loan Amount out of the Escrowed Proceeds; and

     (b) Upon the exercise or deemed exercise of any Special Warrants in accordance with Article 3 hereof, the Trustee shall pay to the Corporation forthwith and in any event not later than three Business Days after such exercise or deemed exercise an amount, less any amounts paid or to be paid to the Trustee pursuant to section 5.2, equal to a proportionate share of the Escrowed Proceeds attributable to the exercised or deemed exercised Special Warrants and in such case all income earned thereon while the monies were held by the Trustee shall be paid on a pro rata basis to the holders of the Special Warrants contemporaneously with the delivery of the Debentures in accordance with section 3.2(e) by delivery to such holder of a trust cheque for the applicable amount (less any tax required to be withheld therefrom). Any payment made in accordance with the provisions of this section shall, to the extent of the sum represented thereby (plus the amount of any tax so withheld), satisfy and discharge all liability of the Corporation with respect to such payment, unless such cheque is not paid at par on presentation. In event of non-receipt of any such cheque by the person to whom it is so sent as aforesaid, or the loss or destruction thereof, the Trustee will issue to such

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


                                                      21

          person a replacement cheque for a like amount upon being furnished with such evidence of non-receipt, loss destruction and with such indemnity as the Trustee may reasonably require.


6.4 Surrender of Special Warrants for Retraction - If the Trustee has delivered a Merger Default Notice to Warrantholders in accordance with section 3.4(b), or has not received a Notice of Merger as co-signed by the Agents on or by the Qualification Deadline, the Trustee shall not later than the fifth Business Day following the Retraction Cut-off Date, pay out of the Escrowed Proceeds to Warrantholders who have elected pursuant to, and complied with the provisions of, section 3.4 hereof to retract any or all of their Special Warrants, the aggregate Special Warrant Purchase Price for such Special Warrants surrendered for retraction together with a pro rata share of the income earned on such Escrowed Proceeds while the monies were held by the Trustee (less any tax required to be withheld therefrom). If the Escrowed Proceeds are not sufficient to redeem all tendered Special
     Warrants because the Agents' Commission and/or the USMX Loan Amount has been deducted from the Escrowed Proceeds, then a pro rata number of Special Warrants tendered for retraction will be retracted from each Special Warrantholder using the remaining Escrowed Proceeds.

6.5 Method of Repayment on Voluntary Retraction by Holder - Not later than the fifth Business Day after Retraction Cut-off Date, the Trustee will mail to a Warrantholder who has elected in accordance with section 3.4 to retract any or all of his Special Warrants or to such person as such holder may otherwise specify by written notice given to the Trustee prior to such mailing, at the address of such holder or, if so specified, of such person, or, if specified by written notice given to the Trustee prior to such mailing, will deliver to such holder or person, a trust cheque for the applicable amount as determined in accordance with section 6.4, plus an amount (less any tax required to be withheld therefrom) equal to the pro rata portion of the income earned on the Escrowed Proceeds with respect to such Special Warrants surrendered for retraction and accepted for repurchase by the Corporation from the Effective Date to the date of the Notice of Merger Default and shall simultaneously return by mail certificates representing those Special Warrants not repurchased by the Corporation. Any payment made in accordance with the provisions of this section 6.5 shall, to the extent of the sum represented thereby (plus the amount of any tax so withheld), satisfy and discharge all liability of the Corporation with respect to such payment, unless such cheque is not paid at par on presentation. In the event of non-receipt of any such cheque by the person to whom it is so sent as aforesaid, or the loss or destruction thereof, the Trustee will issue to such person a replacement cheque for a like amount upon being furnished with such evidence of non-receipt, loss or destruction and with such indemnity as the Trustee may reasonably require.

6.6 Mandatory Retraction of Series B Special Warrants - If the Trustee has received from the Corporation a Notice of Shareholder Approval Default in accordance with Section 3.4(a), or has not received a Notice of Shareholder Approval as co-signed by the Agents by or on the Shareholder Approval
     Deadline:


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                                                      22

     (a) all outstanding Series B Special Warrants shall be retracted by the Trustee on behalf of the holders as of the Shareholder Approval Deadline without any further action on the part of the holders and immediately thereafter cancelled without any further action on the part of the Corporation or the Trustee; and

     (b) the Trustee shall not later than the fifth Business Day following the day it receives the Notice of Shareholder Approval Default repay, out of the Escrowed Proceeds, to each holder of Series B Special Warrants the aggregate Special Warrant Purchase Price for such Series B Special Warrants retracted together with a pro rata share of the income earned on such Escrowed Proceeds while the monies were held by the Trustee (less any tax required to be withheld therefrom).

6.7 Method of Repayment on Retraction by Corporation - Not later than the fifth Business Day after the day the Trustee receives the Notice of Shareholder Approval Default, the Trustee will mail to each holder of the then cancelled Series B Special Warrants or to such person as such holder may otherwise specify by written notice given to the Trustee prior to such mailing, at the address of such holder or, if so specified, of such person, or, if specified by written notice given to the Trustee prior to such mailing, will deliver to such holder or person, a trust cheque for the applicable amount as determined in accordance with section 6.6, plus an amount (less any tax required to be withheld therefrom) equal to the pro rata portion of the income earned on the Escrowed Proceeds with respect to such Series B Special Warrants retracted from the Effective Date to the date of such retraction. Any payment made in accordance with the provisions of this section 6.7 shall, to the extent of the sum represented thereby (plus the amount of any tax so withheld), satisfy and discharge all liability of the Corporation with respect to such payment, unless such cheque is not paid at par on presentation. In the event of non-receipt of any such cheque by the person to whom it is so sent as aforesaid, or the loss or destruction thereof, the Trustee will issue to such person a replacement cheque for a like amount upon being furnished with such evidence of non-receipt, loss or destruction and with such indemnity as the Trustee may reasonably require.

6.8 Corporation to Provide Funds - The Trustee will apply the Escrowed Proceeds and the interest earned thereon held by the Trustee pursuant to this Article to any payment required to be made pursuant to section 6.4 or section 6.6. To the extent that such monies are not sufficient to enable the Trustee to make any such required payment pursuant to section 6.4 or section 6.6 in full, the Corporation will, within one Business Day after receipt of written notice from the Trustee specifying such deficiency, provide the Trustee with sufficient funds to enable the Trustee to make such payment in full. The Trustee shall have no responsibility for any deficiency for amounts to be paid from the Escrowed Proceeds.



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                                       23

                                    ARTICLE 7
                                   ENFORCEMENT

7.1 Suits by Warrantholders - All or any of the rights conferred upon any Warrantholder by any of the terms of the Warrant Certificates or of this Indenture, or of both, may be enforced by the Warrantholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders.

7.2 Immunity of Shareholders, Etc. - The Trustee and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Special Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Corporation or any successor corporation for the issue of the Debentures pursuant to any Special Warrants or on any covenant, agreement, representation or warranty by the Corporation herein or contained in the Warrant Certificates.

7.3 Limitation of Liability - The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any successor corporation or any of the past, present or future officers, employees or agents of the Corporation or any successor corporation, but only the property of the Corporation or any successor corporation shall be bound in respect hereof.

7.4  Waiver  of  Default  -  Upon  the  happening  of  any  default   hereunder:
     -----------------

     (a) the holders of not less than 51% of the Special Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution as provided in section 8.10) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

     (b) the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable, if, in the Trustee's opinion, the same shall have been cured or adequate provision made therefor; provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders shall extend to or be taken in any manner whatsoever to affect any prior or subsequent default hereunder or the rights resulting therefrom.



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                                       24

                                    ARTICLE 8
                           MEETINGS OF WARRANTHOLDERS

8.1 Right to Convene Meetings - The Trustee may at any time and from time to time, and, on receipt of a written request of the Corporation or of a Warrantholders' Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, shall convene a meeting of the Warrantholders. In the event of the Trustee failing to convene a meeting within seven days after receipt of such written request of the Corporation or such Warrantholders' Request and indemnity given as aforesaid, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the city of Vancouver, British Columbia or at such other place as may be approved or determined by the Trustee and the Corporation.

8.2 Notice - At least 25 days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in section
     11.2 and a copy of such notice shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee) and to the Corporation (unless the meeting has been called by the Corporation). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 8.

8.3 Chairman - An individual (who need not be a Warrantholder) designated in writing by the Trustee shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose some individual present to be chairman.

8.4 Quorum - Subject to the provisions of section 8.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and holding at least 25% of the aggregate number of Special Warrants then outstanding. If a quorum of the Warrantholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum be present at the commencement of business. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened,

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                                                      25

     notwithstanding that they may not hold at least 25% of the aggregate number of Special Warrants then outstanding.

8.5 Power to Adjourn - The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6 Show of Hands - Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

8.7 Poll and Voting - On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy holding at least 5% of the aggregate number of Special Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll.

     On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Common Share which he is entitled to acquire pursuant to the Special Warrant or Special Warrants then held or represented by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Special Warrants, if any, held or represented by him.

8.8 Regulations - The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall think fit for:

     (a) the setting of the record date for a meeting for the purpose of determining Warrantholders entitled to receive notice of and to vote at a meeting;

     (b) the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificates shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same

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                                                      26

          effect as though the persons so named in such voting certificates were the actual bearers of the Warrant Certificates specified therein;

     (c) the deposit of voting certificates and instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

     (d) the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, telecopied, telegraphed or sent by other means of electronic transmission before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

     (e)  the form of the instrument of proxy; and

     (f) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

          Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to section 8.9), shall be Warrantholders or their counsel, or proxies of Warrantholders.

     8.9 Corporation and Trustee may be Represented - The Corporation and the Trustee, by their respective directors, officers and employees and the counsel for the Corporation and for the Trustee may attend any meeting of the Warrantholders, but shall have no vote as such unless in their capacity as a Warrantholder.

     8.10 Powers Exercisable by Extraordinary Resolution - In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall, subject to the provisions of section 8.11, have the power, exercisable from time to time by extraordinary resolution:

          (a) to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Corporation whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

          (b) to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;


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                                                      27

          (c) to direct or to authorize the Trustee to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

          (d) to waive, and to direct the Trustee to waive, any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

          (e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders;

          (f) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

          (g) to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

          (h) with the consent of the Corporation, to remove the Trustee or its successor in office and to appoint a new trustee or trustees to take the place of the Trustee so removed; and

          (i) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.

8.11 Meaning of Extraordinary Resolution

     (a) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter provided in this section 8.11 and in section 8.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 8 at which there are present in person or by proxy Warrantholders holding at least 51% of the aggregate number of Special Warrants then outstanding and passed by the affirmative votes of Warrantholders holding not less than 66 2/3% of the

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                                                      28

          aggregate number of Special Warrants represented at the meeting and voted on the poll upon such resolution.

     (b) If, at any meeting called for the purpose of passing an extraordinary resolution, the quorum required by section 8.11(a) above is not present within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in section 11.2. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy did not form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in section 8.11(a) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders holding at least 51% of the aggregate number of Special Warrants then outstanding are not present in person or by proxy at such adjourned meeting.

     (c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary

8.12 Powers Cumulative - Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

8.13 Minutes - Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.


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                                                      29

8.14 Instruments in Writing - All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 8 may also be taken and exercised by Warrantholders holding at least 66 2/3% of the aggregate number of Special Warrants then outstanding by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, provided that such instrument was submitted to, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

8.15 Binding Effect of Resolutions - Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 8 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with section 8.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

8.16 Holdings by Corporation Disregarded - In determining whether Warrantholders holding the required number of Special Warrants are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Special Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation, as determined in accordance with the provisions of section 11.7, shall be deemed not to be outstanding.


                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

9.1 Provision for Supplemental Indentures for Certain Purposes - From time to time the Corporation (when authorized by action by the directors) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

          (a)  [Intentionally Deleted]

          (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of the Trustee based on the advice of counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholders;

          (c) giving effect to any extraordinary resolution passed as provided in Article 8;


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                                                      30

          (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Special Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Trustee based on the advice of counsel, prejudicial to the interests of the Warrantholders;

          (e) adding to or altering the provisions hereof in respect of the transfer of Special Warrants, making provision for the exchange of Warrant Certificates, and making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

          (f) modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee based on the advice of counsel, such modification or relief in no way prejudices any of the rights of the Warrantholders or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative; and

          (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein or any deed or indenture supplemental or ancillary hereto, provided that in the opinion of the Trustee based on the advice of counsel the rights of the Trustee and of the Warrantholders are in no way prejudiced thereby.

     9.2 Successor Corporations - In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation ("successor corporation"), the successor corporation resulting from such consolidation, amalgamation, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered by the successor corporation to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.



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                                                      31

                                   ARTICLE 10
                             CONCERNING THE TRUSTEE

     10.1 Trust Indenture Legislation

          (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

          (b) The Corporation and the Trustee agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

     10.2 Rights and Duties of Trustee

          (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct.

          (b) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Trustee, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and to hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

          (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting to deposit with the Trustee the Special Warrants held by them, for which Special Warrants the Trustee shall issue receipts.

          (d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this section 10.2, section 10.3 and section 10.8.


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                                                      32

     10.3 Evidence, Experts and Advisers

          (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

          (b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided that such evidence complies with Applicable Legislation and that the Trustee complies with Applicable Legislation and that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

          (c) Whenever Applicable Legislation requires that evidence referred to in section 10.3(a) be in the form of a statutory declaration, the Trustee may accept the statutory declaration in lieu of a certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by any one or more of the Chief Executive Officer, the Chief Financial Officer, any vice-president, the secretary or any assistant secretary of the Corporation.

          (d) The Trustee may employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Trustee.

10.4 Documents, Monies, etc. held by Trustee - Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian Schedule "1" chartered bank or deposited for safekeeping with any such bank. Any monies so held pending the application or withdrawal thereof under any provisions of this Indenture shall be deposited in the Trustee's trust account or in the name of the Trustee in any Canadian Schedule "1" chartered bank as non-interest bearing deposits or, as directed by the Corporation, invested in Permitted Investments. Subject to section 5.2, all interest or other income received by the Trustee in respect of such investments shall belong to the Warrantholders.


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                                                      33

10.5 Actions by Trustee to Protect Interest - The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

10.6 Trustee not Required to Give Security - The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

10.7 Protection of Trustee - By way of supplement to the provisions of any law for the time being relating to Trustees it is expressly declared and agreed as follows:

     (a) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in section 10.9 or in the signature of the Trustee on the Warrant Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

     (b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

     (c) the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

     (d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation; and

     (e) the Trustee shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof nor shall the Trustee be required to take notice of any default of the Corporation hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of that notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Corporation hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder.

10.8 Indemnification - Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Corporation hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including

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                                                      34

     reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence or wilful misconduct of the Trustee. This provision shall survive the resignation or removal of the Trustee, or the termination of this Indenture.

10.9 Replacement   of  Trustee; Successor by  Merger
     -------------------------------------------

     (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this section 10.9, by giving to the Corporation not less than 90 days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Trustee or any Warrantholder may apply to a justice of the Supreme Court of the Province of British Columbia, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this section 10.9 shall be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and, if required by the Applicable Legislation for any other provinces, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee hereunder.

     (b) Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in Article 11 hereof.

     (c) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee shall be a party, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under section 10.8(a).

     (d)  Any  Warrant  Certificates   countersigned  but  not  delivered  by  a
          predecessor trustee may be delivered by the successor trustee in the name of the predecessor or successor trustee.

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                                                      35


10.10 Conflict of Interest

     (a) The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 30 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Corporation and meeting the requirements set forth in section 10.9(a). Notwithstanding the foregoing provisions of this section 10.10(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificates shall not be affected in any manner whatsoever by reason thereof.

     (b) Subject to section 10.10(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any subsidiary of the Corporation without being liable to account for any profit made thereby.

10.11Acceptance of Trust - The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants from time to time issued pursuant to this Indenture.

10.12Trustee not to be Appointed Receiver - The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.


                                   ARTICLE 11
                                     GENERAL

11.1              Notice to the Corporation and the Trustee
                  -----------------------------------------

     (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid or if sent by facsimile transmission:


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                                                      36

                  if to the Corporation:

                  Dakota Mining Corporation
                  410 Seventeenth Street
                  Suite 245
                  Denver, Colorado
                  U.S.A.
                  80202

                  Attention:  Mr. Robert Gilmore

                  Facsimile No.:  (303) 573-1012

                  if to the Trustee:

                  Montreal Trust Company of Canada
                  Montreal Trust Centre
                  510 Burrard Street
                  Vancouver, British Columbia
                  V6C 3B9

                  Attention:  Corporate Services Division

                  Facsimile No.:  (604) 685-4079

                  and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or facsimile transmission or, if mailed, on the fifth Business Day following the date of the postmark on such notice.

          (b) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in section 11.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to section 11.1(b) shall be sent to the Special Warrant Agency, where it shall be available for inspection by Warrantholders during normal business hours.

          (c) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the of the party to which it is addressed or given by facsimile transmission.

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                                                      37


11.2              Notice to Warrantholders

          (a) Any notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if sent by facsimile or letter or circular by personal delivery or through the ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given, if sent by facsimile, one Business Day after being sent, if personally delivered, on the day of delivery, or, if mailed, five Business Days following actual posting of the notice.

          (b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such Warrantholders contained in the register of Special Warrants maintained by the Trustee, by facsimile or other means of prepaid, transmitted and recorded communication.

          (c) A copy of each and every notice provided to the Warrantholders shall be concurrently provided to Canaccord Capital Corporation at P.O. Box 6, Suite 1210, 320 Bay Street Toronto, Ontario, M5H 4A6, Attention: Mark J. Polubiec, Facsimile (416) 869-3876, with a copy to Cassels Brock & Blackwell, Scotia Plaza, Suite 2100, 40 King Street West, Toronto, Ontario, M5H 3C2, Attention: Peter Marrone, Facsimile (416) 360-8877.

11.3 Counterparts - This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.

11.4 Satisfaction and Discharge of Indenture

                  On the earlier of:

     (a) the date by which there has been delivered to the Trustee for exercise, surrender for cancellation or destruction all Special Warrant Certificates theretofore certified hereunder; or

     (b)  the Expiry Time:

          and if all certificates representing the Debentures to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Trustee in accordance with such provisions, all monies to be paid hereunder have been paid and all other obligations of the Corporation to the Warrantholders in connection with the exercise, deemed exercise or surrender

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                                                      38

          and repurchase of the Special Warrants by the Corporation have been satisfied, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of the Corporation and on delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees, expenses and any other amount whatsoever and other remuneration payable to the Trustee hereunder, the Trustee will execute proper instruments acknowledging satisfaction of and discharging this Indenture.

11.5 Provisions of Indentures and Special Warrants for the Sole Benefit of Parties and Warrantholders - Nothing in this Indenture or in the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

11.6 Special Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided - For the purpose of determining any Special Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation for the purposes of section 8.16, the Corporation shall provide to the Trustee, from time to time, a certificate of the Corporation setting forth as at the date of such certificate:

          (a) the names (other than the name of the Corporation) of the registered holders of Special Warrants which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any subsidiary of the Corporation; and

          (b) the number of Special Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation;

               and the Trustee, in making the computations in section 8.16, shall be entitled to rely on such certificate without more.


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                                                      39

11.7 Further Assurances - The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers in that behalf as of the date first above written.

DAKOTA MINING CORPORATION


Per: ___________________________


MONTREAL TRUST COMPANY OF CANADA


Per: ___________________________


Per: ___________________________


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



                                   SCHEDULE A
             (form of Canadian Series A Special Warrant Certificate)

THE SPECIAL  WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  WILL BE VOID AND OF NO
VALUE UPON EXERCISE PURSUANT TO THE SPECIAL WARRANT INDENTURE MADE AS OF FEBRUARY 5, 1997.

                   SERIES A SPECIAL WARRANTS
                         February 5, 1997
                           (Canadian Form)

                            DAKOTA MINING CORPORATION
                       410 Seventeenth Street, Suite 2450
                            Denver, Colorado, U.S.A.
                                      80202

                        (Governed by the laws of Canada)

Series A Special Warrant                ___________________ SERIES A
SPECIAL
CERTIFICATE NO.       WARRANTS one such warrant entitling the holder to acquire
                          $              principal amount unsecured convertible
                                                      -------------
                                                       debentures.

                            THIS IS TO CERTIFY THAT

(the "holder") is entitled to acquire, for no additional consideration and in the manner herein provided, subject to the restrictions herein contained, the principal amount of 7.5% unsecured convertible debentures ("Debentures") of DAKOTA MINING CORPORATION ("the Corporation") as set forth above (or such other securities or property in lieu thereof as may be contemplated by the Indenture, as hereinafter defined).

The Debentures shall be issued pursuant to a indenture dated as of February 5, 1997 (the "Debenture Trust Indenture") between the Corporation and the Montreal Trust Company of Canada, as trustee. The Debentures will mature on February 5, 2004. Interest will be payable on the Debentures semi-annually on June 30 and December 31. One $1,000 principal amount Debenture shall entitle the holder to acquire 500 Common Shares (subject to adjustment) conversion at a price of $2.00 at any time prior to maturity.

The Series A Special Warrants represented by this Certificate are issued under and pursuant to a special warrant indenture (the "Indenture") dated as of February 5, 1997 between the Corporation and Montreal Trust Company of Canada (the "Trustee"), as trustee to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Series A Special Warrants and the terms and conditions upon which the Series A Special Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of these Series A Special Warrants by acceptance hereof assents. Capitalized terms used in this Certificate and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Series A Exercise Period commences on the date of the Indenture and ends at the Expiry Time. The Expiry Time is 5:00 p.m. (Vancouver time) on the earlier of
(A) the fifth Business Day following the day on which a Compliance Notice (defined below) is delivered by the Corporation to the Trustee under the Indenture and (B) February 5, 1998.

The Compliance Notice is a notice to be given to the Trustee when all of the following conditions have been met: (A) a receipt is issued for a final prospectus of the Corporation (the "Prospectus") qualifying for sale the Debentures issuable on exercise of the Special Warrants and the Common Shares issuable on exercise of the

                                                      A2

Debentures by the last of the securities regulatory authorities in British Columbia, Alberta, Ontario and Quebec (the "Qualifying Jurisdictions") to issue such a receipt; (B) shareholders of the Corporation have approved the issue of the Series B Special Warrants; and (C) the proposed merger of the Corporation and USMX, Inc. (the "Merger") in accordance with an agreement dated February 5, 1997 (the "Merger Agreement") between such parties has been cowmpleted. The Trustee will give notice to each holder of Series A Special Warrants specifying if and when the Compliance Notice has been given.

The holder of the Series A Special Warrants may elect to exercise all or any of such Warrants during the Series A Exercise Period by duly completing and executing the exercise form attached to and forming part of this Warrant Certificate, and surrendering this Certificate to the Trustee at the principal office of the Trustee in Vancouver, British Columbia or Toronto, Ontario, and upon so doing the holder hereof shall be entitled to receive, subject to the terms of the Indenture, certificates representing the Debentures issuable upon such exercise, forthwith, and in any event not later than five Business Days, after the date of surrender to the Trustee of this Certificate. Any such exercise, at a time when the Corporation has not received a receipt for the Prospectus from the applicable regulatory authorities in each of the Qualifying Jurisdictions is subject to compliance with, and may be restricted by, the securities laws of the Qualifying Jurisdictions and is further subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Corporation or the Trustee, be required to ensure compliance with applicable securities legislation. If, at the time of the exercise of the Series A Special Warrants, there remains restrictions on resale under applicable securities legislation on the Debentures to be acquired, the Corporation may, if required on the advice of counsel to the Corporation, endorse the certificates representing the Debentures to be acquired with respect to such resale restrictions, including as described below.

Any Series A Special Warrants remaining outstanding at the Expiry Time will be deemed to be exercised automatically without any further action of the part of the holder hereof.

The Series A Special Warrants represented hereby are subject to certain rights of retraction. The Debentures issuable upon conversion of the Series A Special Warrants are subject to certain rights of adjustment. Reference should be made to the Indenture for the details of such rights.

The Series A Special Warrants represented hereby have not been and will not be qualified for sale under the securities laws of any province or territory of Canada. Accordingly, the Series A Special Warrants represented by this Certificate may not be distributed in any province or territory or to, or for the benefit of, any resident thereof in contravention with the laws of any such jurisdiction. Compliance with the securities laws of any jurisdiction is the responsibility of the Warrantholder or its transferee.

The holder of this Certificate may at any time up to the Expiry Time upon written instruction delivered to the Trustee and payment of the charges provided for in the Indenture and otherwise in accordance with the provisions of the Indenture, exchange this Certificate for other Certificates evidencing the number of Series A Special Warrants entitling the holder to acquire in the aggregate the same principal amount of Debentures as may be acquired under this Series A Special Warrant Certificate.

The holding of the Series A Special Warrants evidenced by this Certificate does not constitute the Warrantholder a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Series A Special Warrants evidenced by this Certificate may be transferred only upon compliance with the conditions prescribed in the Indenture, on the register kept by the Trustee, by the registered Warrantholder (or its legal representatives or its attorney duly appointed) and its transferee duly executing the transfer form attached hereto and complying with applicable laws and such other reasonable requirements as the Corporation and Trustee may prescribe.

144554\0512890.WP

                                                      A3


The Series A Special Warrants represented hereby, the Debentures issuable upon exercise of such Series A Special Warrants and the Common Shares issuable upon exercise of the Debentures (collectively, the "Securities") have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States. As a result, the Securities may not be sold, transferred, exercised or delivered within the United States or to or for the account or benefit of a person in the United States or a U.S. person, unless such Securities are registered under the U.S. Securities Act and the securities laws of any state in which the transferee holder is resident or unless an exemption from such registration requirements is available and its availability is satisfactorily evidenced to the Corporation and the Trustee.

This Series A Special Warrant Certificate and the Indenture shall be governed by, performed, construed, and enforced in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

This Certificate shall not be valid for any purpose whatsoever unless and until it has been countersigned by or on behalf of the Trustee.

IN WITNESS WHEREOF the undersigned has caused this Certificate to be duly executed as of February , 1997.

DAKOTA MINING CORPORATION

By:____________________________



                           TRUSTEE'S CERTIFICATE

These Special Warrants are a portion of the Series A Special Warrants dated February , 1997 referred to in the Indenture within mentioned.


MONTREAL TRUST COMPANY OF CANADA


By:____________________________
    Authorized Officer



144554\0512890.WP

                                                      A4

                   TRANSFER FORM FOR SERIES A SPECIAL WARRANTS



   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto -------------------------------,
         (Name)                                      (Address)
the Series A Special Warrants registered in the name of the undersigned represented by the within certificate.

                  DATED the _____ day of ________________, 199___.




------------------------------           ---------------------------------
Signature Guaranteed                         (Signature of Warrantholder)





144554\0512890.WP

                                                      A5

                                                 EXERCISE FORM

TO:               DAKOTA MINING CORPORATION
AND TO:           MONTREAL TRUST COMPANY OF CANADA

                  The undersigned holder of Series A Special Warrants hereby exercises in respect of such Warrants the right provided for in the Indenture to receive Debentures of Dakota Mining Corporation (or other securities or property in lieu thereof) on the basis specified in the Indenture.

The undersigned hereby irrevocably directs that the said Debentures be issued and delivered as follows:

==============================================================================
Name(s) in Full      Address(es)                Principal Amount of Debentures
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

=============================================================================

Please print in full the name in which the certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer Form for Series A Special Warrants should be endorsed with the signature of the registered holder which must be guaranteed by a Canadian chartered bank, trust company or by a member of the Vancouver or Toronto stock exchanges or other entity acceptable to the Trustee, and the Warrantholder must pay to the Trustee all eligible transfer or taxes or other government charges.

                  The  undersigned   hereby   represents  and  warrants  to  the
Corporation as follows (check one):

     |_| the undersigned is not a U.S. person and the Special Warrants are not being exercised within the United States or on behalf or for the account or benefit of a U.S. person; or

     |_| the undersigned is a U.S. person or the Special Warrants are being exercised within the United States or on behalf or for the account or benefit of a U.S. person and the undersigned herewith, all documentation and assurances as may reasonably be required by the Corporation and the Trustee to ensure compliance with applicable United States laws.

"United States" and "U.S. person" are as defined by Regulation S under the United States Securities Act of 1933, as amended.

DATED this ____ day of ___________________, 199 .

--------------------------                ------------------------------------
Witness                                   Signature of Subscriber

                                           ------------------------------------
                                           Name of Subscriber

                                           ------------------------------------

                                           ------------------------------------
                                           Address of Subscriber

     |_| Please check box if these certificates are to be delivered to the office where this Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register of Series A Special Warrants of the Corporation.

144554\0512890.WP

                                   SCHEDULE B
          (form of United States Series A Special Warrant Certificate)

THE SPECIAL  WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  WILL BE VOID AND OF NO
VALUE UPON EXERCISE PURSUANT TO THE SPECIAL WARRANT INDENTURE MADE AS OF FEBRUARY 5, 1997.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER, PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT; PROVIDED AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER IS DELIVERED.

THE SECURITIES REPRESENTED HEREBY MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                            SERIES A SPECIAL WARRANTS
                                February 5, 1997
                              (United States Form)

                            DAKOTA MINING CORPORATION
                       410 Seventeenth Street, Suite 2450
                            Denver, Colorado, U.S.A.
                                      80202

                        (Governed by the laws of Canada)

Series A Special Warrant       _______________ SERIES A SPECIAL WARRANTS
one
CERTIFICATE NO. ___________ such warrant entitling the holder to acquire Cdn. $
             principal amount 7.5% unsecured convertible debenture.


THIS IS TO CERTIFY THAT
(the "holder") is entitled to acquire, for no additional consideration and in the manner herein provided, subject to the restrictions herein contained, the principal amount of 7.5% unsecured convertible debentures ("Debentures") of DAKOTA MINING CORPORATION ("the Corporation") as set forth above (or such other securities or property in lieu thereof as may be contemplated by the Indenture, as hereinafter defined).

The Debentures shall be issued pursuant to an indenture dated as of February 5, 1997 (the "Debenture Trust Indenture") between the Corporation and Montreal Trust Company of Canada, as trustee. The Debentures will mature on February 5, 2004. Interest will be payable on the Debentures semi-annually on June 30 and December 31. One Cdn. $1,000 principal amount Debenture shall entitle the holder to acquire 500 Common Shares (subject to adjustment) at a conversion price of Cdn. $2.00 at any time prior to maturity of such Debentures.

The Series A Special Warrants represented by this Certificate are issued under and pursuant to a special warrant indenture (herein called the "Indenture") dated as of February 5, 1997 between the Corporation and Montreal Trust Company of Canada (the "Trustee"), as trustee to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Series A Special Warrants and the terms and conditions upon which the Series A Special Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of these Series A Special Warrants by acceptance hereof assents. Capitalized terms used in this Certificate and not otherwise defined shall have the meanings ascribed to them in the Indenture.

144554\0512890.WP

                                                      B1


The Series A Exercise Period defined below commences on the date of the Indenture and ends at the Expiry Time. The Expiry Time is 5:00 p.m. (Vancouver time) on the earlier of (A) the fifth Business Day following the day on which a Compliance Notice (defined below) is delivered by the Corporation to the Trustee under the Indenture and (B) February 5, 1998.

The Compliance Notice is a notice to be given to the Trustee when all of the following conditions have been met: (A) a receipt is issued for a final prospectus of the Corporation (the "Prospectus") qualifying for sale the Debentures issuable on exercise of the Special Warrants and the Common Shares issuable on exercise of the Debentures by the last of the securities regulatory authorities in British Columbia, Alberta, Ontario and Quebec (the "Qualifying Jurisdictions") to issue such a receipt; (B) shareholders of the Corporation have approved the issue of the Series B Special Warrants and (C) the proposed merger of the Corporation and USMX, Inc. (the "Merger") in accordance with an agreement dated February 5, 1997 between such parties has been completed. The Trustee will give notice to each holder of Series A Special Warrants specifying if and when the Compliance Notice has been given.

The holder of the Series A Special Warrants represented by this Certificate may elect to exercise all or any of such Warrants represented by this Warrant Certificate during the Series A Exercise Period by duly completing and executing the exercise form attached to and forming part of this Warrant Certificate, and surrendering this Certificate to the Trustee at the principal office of the Trustee in the City of Vancouver, British Columbia or Toronto, Ontario, and upon so doing the holder hereof shall be entitled to receive, subject to the terms of the Indenture, certificates representing the Debentures issuable upon such exercise, forthwith, and in any event not later than 5 Business Days, after the date of surrender to the Trustee of this Certificate. Any such exercise, at a time when the Corporation has not received a receipt for the Prospectus from the applicable regulatory authorities in each of the Qualifying Jurisdictions is subject to compliance with, and may be restricted by, the securities laws of the Qualifying Jurisdictions and is further subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Corporation or the Trustee, be required to ensure compliance with applicable securities legislation. If, at the time of the exercise of the Series A Special Warrants, there remains restrictions on resale under applicable securities legislation on the Debentures to be acquired, the Corporation may, if required on the advice of counsel to the Corporation, endorse the certificates representing the Debentures to be acquired with respect to such resale restrictions, including as described below.

Any Series A Special Warrants remaining outstanding at the Expiry Time will be deemed to be exercised automatically without any further action of the part of the holder hereof.

The Series A Special Warrants represented hereby are subject to certain rights of retraction. The Debentures issuable upon conversion of the Series A Special Warrants are subject to certain rights of adjustment. Reference should be had to the Indenture for the details of such rights.

The Series A Special Warrants represented hereby have not been and will not be qualified for sale under the securities laws of any province or territory of Canada. Accordingly, the Series A Special Warrants may not be distributed in any province or territory or to, or for the benefit of, any resident thereof in contravention with the laws of any such jurisdiction. Compliance with the securities laws of any jurisdiction is the responsibility of the Warrantholder or its transferee.

The holder of this Certificate may at any time up to the Series A Expiry Time upon written instruction delivered to the Trustee and payment of the charges provided for in the Indenture and otherwise in accordance with the provisions of the Indenture, exchange this Certificate for other Certificates evidencing the number of Series A Special Warrants entitling the holder to acquire in the aggregate the same principal amount of Debentures as may be acquired under this Series A Special Warrant Certificate.

The holding of the Series A Special Warrants evidenced by this Certificate does not constitute the Warrantholder a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Series A Special Warrants evidenced by this Certificate may be transferred only upon compliance with the conditions prescribed in the Indenture, on the register kept by the Trustee, by the registered Warrantholder (or

144554\0512890.WP

                                                      B2

its legal representatives or its attorney duly appointed) and its transferee duly executing the transfer form attached hereto and complying with applicable laws and such other reasonable requirements as the Corporation and Trustee may prescribe.

In connection with a transfer of Series A Special Warrants, the Corporation and the Trustee, prior to such transfer, must have received a properly completed and executed Seller's Certificate attached hereto from the holder of this Certificate and a Purchaser's Certificate attached hereto, from the transferee.

The Series A Special Warrants represented hereby, the Debentures issuable upon exercise of such Series A Special Warrants and the Common Shares issuable upon exercise of the Debentures (collectively, the "Securities") have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States. As a result, the Securities may not be sold, transferred, exercised or delivered within the United States or to or for the account or benefit of a person in the United States or a U.S. person, unless such securities are registered under the U.S. Securities Act and the securities laws of any state in which the transferee holder is resident or unless an exemption from such registration requirements is available and its availability is satisfactorily evidenced to the Corporation and the Trustee.

The Debentures issuable upon the exercise of Series A Special Warrants issued to a U.S. person under the U.S. Securities Act or pursuant to an exemption from the registration requirements of the U.S. Securities Act or otherwise issuable to U.S. persons, persons in the United States or persons who are acting on behalf or for the account or benefit of a U.S. person or a person in the United States, and the Common Shares deliverable upon the exercise of the Debentures (and all Debentures and Common Shares issued in exchange therefor or in substitution thereof), shall bear a legend in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER,
         (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND THE COMPLIANCE WITH APPLICABLE STATE
         SECURITIES LAWS OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED
         DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

provided, however, that if the Debentures or the Common Shares are being sold under paragraph (B) above, the legend may be removed by providing a declaration to the Trustee as transfer agent for the securities to the following effect:

         The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the U.S. Securities Act) of Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated the buyer was outside the United States, or
         (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their

144554\0512890.WP

                                                      B3

         behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

This Series A Special Warrant Certificate and the Indenture shall be governed by, performed, construed, and enforced in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

This Certificate shall not be valid for any purpose whatsoever unless and until it has been countersigned by or on behalf of the Trustee.

IN WITNESS WHEREOF the undersigned has caused this Certificate to be duly executed as of February , 1997.

DAKOTA MINING CORPORATION

By:____________________________

                                             TRUSTEE'S CERTIFICATE

These Special Warrants are a portion of the Series A Special Warrants dated February , 1997 referred to in the Indenture within mentioned.


MONTREAL TRUST COMPANY OF CANADA

By:____________________________
    Authorized Officer

144554\0512890.WP

                                                      B4

                                  TRANSFER FORM FOR SERIES A SPECIAL WARRANTS



  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto -------------------------------, ------------------------------------
         (Name)                                               (Address)
the Series A Special Warrants registered in the name of the undersigned represented by the within certificate.

                  DATED the _____ day of ________________, 199___.




------------------------------   ------------------------------------
Signature Guaranteed                (Signature of Warrantholder)


Note to Warrantholders: In order to transfer the Series A Special Warrants represented by this certificate, this transfer form must be delivered to Montreal Trust Company of Canada, together with a duly completed Seller's Certificate and a Purchaser's Certificate in the forms attached to this certificate.



144554\0512890.WP

                            B5

                              SELLER'S CERTIFICATE

         The undersigned is delivering this certificate in connection with the sale or transfer by the undersigned of special warrants (the "Special Warrants") issued by Dakota Mining Corporation (the "Corporation") pursuant to the special warrant indenture dated as of February 5, 1997 (the "Indenture") between the Corporation and Montreal Trust Company of Canada (the "Trustee"), as trustee. This certificate is delivered to the Corporation pursuant to Section 2.13 of the Indenture to provide evidence of compliance by the undersigned with the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). The undersigned hereby makes the following representation to the Corporation and the Trustee (check one of the following boxes):

     |_| The sale of the Special Warrants is being made pursuant to Rule 904 of Regulation S under the U.S. Securities Act, and:

          (a) the sale of the Special Warrants is being made in an "offshore transaction" (as defined by Rule 902 of Regulation S under the U.S. Securities Act);

          (b) neither the undersigned, an affiliate thereof or any person acting on their behalf has engaged or will engage in "directed selling efforts" (as defined by Rule 902 of Regulation S under the U.S. Securities Act); and

          (c) the undersigned is not now an officer, director or otherwise an "affiliate" of the Corporation (as defined Rule 144 under the U.S. Securities Act).

     |_| The sale of the Special Warrants is being made pursuant to the exemption from registration requirements under the U.S. Securities Act provided by Rule 144(k) under the U.S. Securities Act, and:

          (a) a period of at least three years has elapsed since the latter of the date of acquisition of the Special Warrants from the Corporation or from an affiliate of the Corporation (calculated in accordance with Rule 144(d) under the U.S. Securities Act); and

          (b) the undersigned is not an affiliate of the Corporation and has not been an affiliate of the Corporation during the preceding three months.

     |_| The sale of the Special Warrants is being made pursuant to another exemption from registration requirements under the U.S. Securities Act and in accordance with any applicable State securities laws, and is furnishing herewith to the Corporation and the Trustee an opinion to the effect that counsel of recognized standing and experience in matters involving the U.S. Securities Act and reasonably satisfactory to the Corporation and the Trustee.

          The undersigned further represents that the sale of the Special Warrants is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act.

Signed:


Name (please print)(to be the same as it appears on the face of the Special Warrant Certificate)


Address








144554\0512890.WP

                                                             B6



                             PURCHASER'S CERTIFICATE

1. The Purchaser either (i) is not a "U.S. person" (as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. person and any partnership or corporation organized or incorporated under the laws of the United States; (ii) otherwise purchasing the Special Warrants pursuant to an applicable exemption from registration under the U.S. Securities Act;

2. The Purchaser is resident at the address set forth on the signature page of this certificate;

3. The Purchaser acknowledges that the Special Warrants, the Debentures issuable upon exercise thereof and the Common Shares issuable upon exercise of the Debentures (collectively, the "Securities") have not been registered under the U.S. Securities Act and may not be offered or sold in the United States unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

4. Unless the Purchaser is otherwise purchasing the Securities pursuant to an applicable exemption from registration under the U.S. Securities Act, the Securities are not being acquired directly or indirectly for the account or benefit of a U.S. person and the Purchaser does not have any agreement or understanding (either written or oral) with any U.S. person respecting:

     (i) the transfer or assignment of any rights or interest in any of the Securities;

     (ii) the division of profits, losses, fees, commissions, or any financial stake in connection with this purchase; or

     (iii) the voting of the Debentures;

5. The Purchaser agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly to a U.S. person, unless:

     (i)  the sale is to the Corporation;

     (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act;

     (iii)the sale is made  pursuant  to the  exemption  from  the  registration requirements of the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable State securities or "Blue Sky" laws;

     (iv) the sale is made in another type of transaction that does not require registration under the U.S. Securities Act or any applicable State securities or "Blue Sky" laws, and it has prior to such sale furnished to the Corporation and to Montreal Trust Company of Canada an opinion to that effect of counsel or recognized experience in matters involving the U.S. Securities Act and reasonably satisfactory to the Corporation and Montreal Trust Company of Canada;

6. Unless the Purchaser is purchasing the Securities pursuant to an applicable exemption from registration under the U.S. Securities Act, no offers to sell the Special Warrants were made by any person to the Purchaser while the Purchaser was in the United States.

7. Unless the Purchaser is purchasing the Securities pursuant to an applicable exemption from registration under the U.S. Securities Act, the Purchaser was outside the United States at the time of the Purchaser's purchase of the Special Warrants;

8. The Purchaser acknowledges that the certificates representing the Special Warrants will bear a legend to the effect that the Debentures and Common Shares issuable thereunder have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States;

9. The Purchaser acknowledges that any person who exercises a Special Warrant will be required to provide to the Corporation written certification that it is not a U.S. person and the Special Warrant is not being exercised within the United States or on behalf of a U.S. person; and

10. The Purchaser acknowledges that the Special Warrants may be transferred only if (i) prior to such transfer the holder of the Special Warrants properly complete, executes and delivers to the Corporation the certificate attached to the form of Special Warrant and (ii) the transferee properly completes, executes and delivers to the Corporation a certificate substantially in the form hereof.

                                     Signed:
                        Signature of Purchaser/Transferor


                               Name (please print)


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


                                                             B7


                                     Address
144554\0512890.WP

                                                             B8



                                  EXERCISE FORM

TO:               DAKOTA MINING CORPORATION
AND TO:           MONTREAL TRUST COMPANY OF CANADA

                  The undersigned holder of Series A Special Warrants hereby exercises in respect of Series A Special Warrants the right provided for in the Indenture to receive Debentures of Dakota Mining Corporation (or other securities or property in lieu thereof) on the basis specified in the Indenture.

                  The undersigned hereby irrevocably directs that the said Debentures be issued and delivered as follows:

==============================================================================
Name(s) in Full     Address(es)                Principal Amount of Debentures
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

=============================================================================

(Please print in full the name in which the certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer Form for Series A Special Warrants should be endorsed with the signature of the registered holder which must be guaranteed by a Canadian chartered bank, trust company or by a member of the Vancouver or Toronto stock exchanges or other entity acceptable to the Trustee and the Warrantholder must pay to the Trustee all eligible transfer or taxes or other government charges.)

     The undersigned hereby represents and warrants to the Corporation as follows (check one):

     |_| the undersigned is not a U.S. person and the Special Warrants are not being exercised within the United States or on behalf or for the account or benefit of a U.S. person; or

     |_| the undersigned is a U.S. person or the Special Warrants are being exercised within the United States or on behalf or for the account or benefit of a U.S. person and the undersigned has previously delivered to the Corporation, or is delivering concurrently herewith, a certificate in the form of the Purchaser's Certificate attached to the Special Warrant Certificate.

     "United States" and "U.S. person" are as defined by Regulation S under the United States Securities Act of 1993, as amended.

DATED this ____ day of ___________________, 199 .

--------------------------          ------------------------------------
Witness                               Signature of Subscriber

                                     ------------------------------------
                                       Name of Subscriber

                                    ------------------------------------

                                   ------------------------------------
                                    Address of Subscriber

     |_| Please check box if these certificates are to be delivered to the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register of Special Warrants of the Corporation.


144554\0512890.WP

                                   SCHEDULE C
             (form of Canadian Series B Special Warrant Certificate)

THE SPECIAL  WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  WILL BE VOID AND OF NO
VALUE UPON EXERCISE PURSUANT TO THE SPECIAL WARRANT INDENTURE MADE AS OF FEBRUARY 5, 1997.

                   SERIES B SPECIAL WARRANTS February 5, 1997
                                 (Canadian Form)

                            DAKOTA MINING CORPORATION
                       410 Seventeenth Street, Suite 2450
                            Denver, Colorado, U.S.A.
                                      80202

                        (Governed by the laws of Canada)

Series B Special Warrant     _______________ SERIES B SPECIAL WARRANTS one such
warrant
CERTIFICATE NO. ___________  entitling the holder to acquire $ principal amount
                          -------------------------
                       unsecured convertible debentures.

THIS IS TO CERTIFY THAT ___________________________________________________ (the
"holder") is entitled to acquire, for no additional consideration and in the manner herein provided, subject to the restrictions herein contained, the principal amount of 7.5% unsecured convertible debentures ("Debentures") of DAKOTA MINING CORPORATION ("the Corporation") as set forth above (or such other securities or property in lieu thereof as may be contemplated by the Indenture, as hereinafter defined).

The Debentures shall be issued pursuant to a indenture dated as of February 5, 1997 (the "Debenture Trust Indenture") between the Corporation and the Montreal Trust Company of Canada, as trustee. The Debentures will mature on February 5, 2004. Interest will be payable on the Debentures semi-annually on June 30 and December 31. One $1,000 principal amount Debenture shall entitle the holder to acquire 500 Common Shares (subject to adjustment) conversion at a price of $2.00 at any time prior to maturity.

The Series B Special Warrants represented by this Certificate are issued under and pursuant to a special warrant indenture (the "Indenture") dated as of February 5, 1997 between the Corporation and Montreal Trust Company of Canada (the "Trustee"), as trustee to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Series B Special Warrants and the terms and conditions upon which the Series B Special Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of these Series B Special Warrants by acceptance hereof assents. Capitalized terms used in this Certificate and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Series B Exercise Period commences on the date of Shareholder Approval (as defined below) and ends at the Expiry Time. The Expiry Time is 5:00 p.m. (Vancouver time) on the earlier of (A) the fifth Business Day following the day on which a Compliance Notice (defined below) is delivered by the Corporation to the Trustee under the Indenture and (B) February 5, 1998.

The Compliance Notice is a notice to be given to the Trustee when all of the following conditions have been met: (A) a receipt is issued for a final prospectus of the Corporation (the "Prospectus") qualifying for sale the Debentures issuable on exercise of the Special Warrants and the Common Shares issuable on exercise of the Debentures by the last of the securities regulatory authorities in British Columbia, Alberta, Ontario and Quebec (the "Qualifying Jurisdictions") to issue such a receipt; (B) shareholders of the Corporation have approved the issue of the Series B Special Warrants ("Shareholder Approval"); and (C) the proposed merger of the Corporation and USMX, Inc. (the "Merger") in accordance with an agreement dated February 5, 1997 (the "Merger Agreement") between such parties has been completed. The Trustee will give notice to each holder of Series B Special Warrants specifying if and when the Compliance Notice has been delivered.

If Shareholder Approval does not occur prior to April 30, 1997 or such later date as may be determined pursuant to the Merger Agreement, then all Series B Special Warrants will be automatically retracted by the Corporation without further actin on the part of the Warrant-holder. In such case, the holder hereof will receive the original purchase price paid for the Series B Special Warrants represented hereby plus a pro rata share of the interest earned on such purchase price since the date hereof.

144554\0512890.WP

                                                             C2



The holder of the Series B Special Warrants may elect to exercise all or any of such Warrants during the Series B Exercise Period by duly completing and executing the exercise form attached to and forming part of this Warrant Certificate, and surrendering this Certificate to the Trustee at the principal office of the Trustee in Vancouver, British Columbia or Toronto, Ontario, and upon so doing the holder hereof shall be entitled to receive, subject to the terms of the Indenture, certificates representing the Debentures issuable upon such exercise, forthwith, and in any event not later than five Business Days, after the date of surrender to the Trustee of this Certificate. Any such exercise, at a time when the Corporation has not received a receipt for the Prospectus from the applicable regulatory authorities in each of the Qualifying Jurisdictions is subject to compliance with, and may be restricted by, the securities laws of the Qualifying Jurisdictions and is further subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Corporation or the Trustee, be required to ensure compliance with applicable securities legislation. If, at the time of the exercise of the Series B Special Warrants, there remains restrictions on resale under applicable securities legislation on the Debentures to be acquired, the Corporation may, if required on the advice of counsel to the Corporation, endorse the certificates representing the Debentures to be acquired with respect to such resale restrictions, including as described below.

Any Series B Special Warrants remaining outstanding at the Expiry Time will be deemed to be exercised automatically without any further action of the part of the holder hereof.

The Series B Special Warrants represented hereby are subject to certain other rights of retraction. The Debentures issuable upon conversion of the Series A Special Warrants are subject to certain rights of adjustment. Reference should be made to the Indenture for the details of such rights.

The Series B Special Warrants represented hereby have not been and will not be qualified for sale under the securities laws of any province or territory of Canada. Accordingly, the Series B Special Warrants represented by this Certificate may not be distributed in any province or territory or to, or for the benefit of, any resident thereof in contravention with the laws of any such jurisdiction. Compliance with the securities laws of any jurisdiction is the responsibility of the Warrantholder or its transferee.

The holder of this Certificate may at any time up to the Expiry Time upon written instruction delivered to the Trustee and payment of the charges provided for in the Indenture and otherwise in accordance with the provisions of the Indenture, exchange this Certificate for other Certificates evidencing the number of Series B Special Warrants entitling the holder to acquire in the aggregate the same principal amount of Debentures as may be acquired under this Series B Special Warrant Certificate.

The holding of the Series B Special Warrants evidenced by this Certificate does not constitute the Warrantholder a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Series B Special Warrants evidenced by this Certificate may be transferred only upon compliance with the conditions prescribed in the Indenture, on the register kept by the Trustee, by the registered Warrantholder (or its legal representatives or its attorney duly appointed) and its transferee duly executing the transfer form attached hereto and complying with applicable laws and such other reasonable requirements as the Corporation and Trustee may prescribe.

The Series B Special Warrants represented hereby, the Debentures issuable upon exercise of such Series B Special Warrants and the Common Shares issuable upon exercise of the Debentures (collectively, the "Securities") have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States. As a result, the Securities may not be sold, transferred, exercised or delivered within the United States or to or for the account or benefit of a person in the United States or a U.S. person, unless such Securities are registered under the U.S. Securities Act and the securities laws of any state in which the transferee holder is resident or unless an exemption from such registration requirements is available and its availability is satisfactorily evidenced to the Corporation and the Trustee.

This Series B Special Warrant Certificate and the Indenture shall be governed by, performed, construed, and enforced in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

This Certificate shall not be valid for any purpose whatsoever unless and until it has been countersigned by or on behalf of the Trustee.


144554\0512890.WP

                                                             C3

IN WITNESS WHEREOF the undersigned has caused this Certificate to be duly executed as of February , 1997.


                           DAKOTA MINING CORPORATION

By:____________________________



                              TRUSTEE'S CERTIFICATE

These Special Warrants are a portion of the Series B Special Warrants
dated February         , 1997 referred to in the

Indenture within mentioned.


MONTREAL TRUST COMPANY OF CANADA


By:____________________________
    Authorized Officer



144554\0512890.WP

                                                             C4

                   TRANSFER FORM FOR SERIES B SPECIAL WARRANTS



  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                    ,
         (Name)                                      (Address)
the Series B Special Warrants registered in the name of the undersigned represented by the within certificate.

                  DATED the _____ day of ________________, 199___.




------------------------------             ------------------------------------
Signature Guaranteed                           (Signature of Warrantholder)





144554\0512890.WP

                                                             C5

                                  EXERCISE FORM

TO:               DAKOTA MINING CORPORATION
AND TO:           MONTREAL TRUST COMPANY OF CANADA

                  The undersigned holder of Series B Special Warrants hereby exercises in respect of such Warrants the right provided for in the Indenture to receive Debentures of Dakota Mining Corporation (or other securities or property in lieu thereof) on the basis specified in the Indenture.

                  The undersigned hereby irrevocably directs that the said Debentures be issued and delivered as follows:
=============================================================================
Name(s) in Full        Address(es)             Principal Amount of Debentures
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

==========================================================================

Please print in full the name in which the certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer Form for Series B Special Warrants should be endorsed with the signature of the registered holder which must be guaranteed by a Canadian chartered bank, trust company or by a member of the Vancouver or Toronto stock exchanges or other entity acceptable to the Trustee, and the Warrantholder must pay to the Trustee all eligible transfer or taxes or other government charges.

The undersigned hereby represents and warrants to the Corporation as follows (check one):

     |_| the undersigned is not a U.S. person and the Special Warrants are not being exercised within the United States or on behalf or for the account or benefit of a U.S. person; or

     |_| the undersigned is a U.S. person or the Special Warrants are being exercised within the United States or on behalf or for the account or benefit of a U.S. person and the undersigned herewith, all documentation and assurances as may reasonably be required by the Corporation and the Trustee to ensure compliance with applicable United States laws.

"United States" and "U.S. person" are as defined by Regulation S under the United States Securities Act of 1933, as amended.

DATED this ____ day of ___________________, 199 .

--------------------------              ------------------------------------
Witness                                         Signature of Subscriber

                                         ------------------------------------
                                                   Name of Subscriber

                                        ------------------------------------

                                         ------------------------------------
                                                  Address of Subscriber

     |_| Please check box if these certificates are to be delivered to the office where this Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register of Series B Special Warrants of the Corporation.

144554\0512890.WP

                                   SCHEDULE D
          (form of United States Series B Special Warrant Certificate)

THE SPECIAL  WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  WILL BE VOID AND OF NO
VALUE UPON EXERCISE PURSUANT TO THE SPECIAL WARRANT INDENTURE MADE AS OF FEBRUARY 5, 1997.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER, PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT; PROVIDED AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER IS DELIVERED.

THE SECURITIES REPRESENTED HEREBY MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                            SERIES B SPECIAL WARRANTS
                                February 5, 1997
                              (United States Form)

                            DAKOTA MINING CORPORATION
                       410 Seventeenth Street, Suite 2450
                            Denver, Colorado, U.S.A.
                                      80202

                        (Governed by the laws of Canada)

Series B Special Warrant    _______________ SERIES B SPECIAL WARRANTS one such
warrant
CERTIFICATE NO.    entitling the holder to acquire Cdn. $   principal
                        ---------------------------
                  amount 7.5% unsecured convertible debenture.

THIS IS TO CERTIFY THAT ___________________________________________________ (the
"holder") is entitled to acquire, for no additional consideration and in the manner herein provided, subject to the restrictions herein contained, the principal amount of 7.5% unsecured convertible debentures ("Debentures") of DAKOTA MINING CORPORATION ("the Corporation") as set forth above (or such other securities or property in lieu thereof as may be contemplated by the Indenture, as hereinafter defined).

The Debentures shall be issued pursuant to an indenture dated as of February 5, 1997 (the "Debenture Trust Indenture") between the Corporation and Montreal Trust Company of Canada, as trustee. The Debentures will mature on February 5, 2004. Interest will be payable on the Debentures semi-annually on June 30 and December 31. One Cdn. $1,000 principal amount Debenture shall entitle the holder to acquire 500 Common Shares (subject to adjustment) at a conversion price of Cdn. $2.00 at any time prior to maturity of such Debentures.

The Series B Special Warrants represented by this Certificate are issued under and pursuant to a special warrant indenture (herein called the "Indenture") dated as of February 5, 1997 between the Corporation and Montreal Trust Company of Canada (the "Trustee"), as trustee to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Series B Special Warrants and the terms and conditions upon which the Series B Special Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of these Series B Special Warrants by acceptance hereof assents. Capitalized terms used in this Certificate and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Series B Exercise Period defined below commences on the date of Shareholder Approval (as defined below) and ends at the Expiry Time. The Expiry Time is 5:00 p.m. (Vancouver time) on the earlier of (A) the fifth Business Day following the day on which a Compliance Notice (defined below) is delivered by the Corporation to the Trustee under the Indenture and (B) February 5, 1998.

The Compliance Notice is a notice to be given to the Trustee when all of the following conditions have been met: (A) a receipt is issued for a final prospectus of the Corporation (the "Prospectus") qualifying for sale the Debentures issuable on exercise of the Special Warrants and the Common Shares issuable on exercise of the Debentures by the last of the

144554\0512890.WP

                                                             D2

securities regulatory authorities in British Columbia, Alberta, Ontario and Quebec (the "Qualifying Jurisdictions") to issue such a receipt; (B) shareholders of the Corporation have approved the issue of the Series B Special Warrants ("Shareholder Approval") and (C) the proposed merger of the Corporation and USMX, Inc. (the "Merger") in accordance with an agreement dated February 5, 1997 between such parties has been completed. The Trustee will give notice to each holder of Series B Special Warrants specifying if and when the Compliance Notice has been given.

If Shareholder Approval does not occur prior to April 30, 1997 or such later date as may be determined pursuant to the Merger Agreement, then all Series B Special Warrants will be automatically retracted by the Corporation without further action on the part of the Warrant-holder. In such case, the holder hereof will receive the original purchase price paid for the Series B Special Warrants represented hereby plus a pro rata share of the interest earned on such purchase price since the date hereof.

The holder of the Series B Special Warrants represented by this Certificate may elect to exercise all or any of such Warrants represented by this Warrant Certificate during the Series B Exercise Period by duly completing and executing the exercise form attached to and forming part of this Warrant Certificate, and surrendering this Certificate to the Trustee at the principal office of the Trustee in the City of Vancouver, British Columbia or Toronto, Ontario, and upon so doing the holder hereof shall be entitled to receive, subject to the terms of the Indenture, certificates representing the Debentures issuable upon such exercise, forthwith, and in any event not later than 5 Business Days, after the date of surrender to the Trustee of this Certificate. Any such exercise, at a time when the Corporation has not received a receipt for the Prospectus from the applicable regulatory authorities in each of the Qualifying Jurisdictions is subject to compliance with, and may be restricted by, the securities laws of the Qualifying Jurisdictions and is further subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Corporation or the Trustee, be required to ensure compliance with applicable securities legislation. If, at the time of the exercise of the Series B Special Warrants, there remains restrictions on resale under applicable securities legislation on the Debentures to be acquired, the Corporation may, if required on the advice of counsel to the Corporation, endorse the certificates representing the Debentures to be acquired with respect to such resale restrictions, including as described below.

Any Series B Special Warrants remaining outstanding at the Expiry Time will be deemed to be exercised automatically without any further action of the part of the holder hereof.

The Series B Special Warrants represented hereby are subject to certain rights of retraction. The Debentures issuable upon conversion of the Series B Special Warrants are subject to certain rights of adjustment. Reference should be had to the Indenture for the details of such rights.

The Series B Special Warrants represented hereby have not been and will not be qualified for sale under the securities laws of any province or territory of Canada. Accordingly, the Series B Special Warrants may not be distributed in any province or territory or to, or for the benefit of, any resident thereof in contravention with the laws of any such jurisdiction. Compliance with the securities laws of any jurisdiction is the responsibility of the Warrantholder or its transferee.

The holder of this Certificate may at any time up to the Series B Expiry Time upon written instruction delivered to the Trustee and payment of the charges provided for in the Indenture and otherwise in accordance with the provisions of the Indenture, exchange this Certificate for other Certificates evidencing the number of Series A Special Warrants entitling the holder to acquire in the aggregate the same principal amount of Debentures as may be acquired under this Series B Special Warrant Certificate.

The holding of the Series B Special Warrants evidenced by this Certificate does not constitute the Warrantholder a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Series B Special Warrants evidenced by this Certificate may be transferred only upon compliance with the conditions prescribed in the Indenture, on the register kept by the Trustee, by the registered Warrantholder (or its legal representatives or its attorney duly appointed) and its transferee duly executing the transfer form attached hereto and complying with applicable laws and such other reasonable requirements as the Corporation and Trustee may prescribe.

In connection with a transfer of Series B Special Warrants, the Corporation and the Trustee, prior to such transfer, must have received a properly completed and executed Seller's Certificate attached hereto from the holder of this Certificate and a Purchaser's Certificate attached hereto, from the transferee.

The Series B Special Warrants represented hereby, the Debentures issuable upon exercise of such Series B Special Warrants and the Common Shares issuable upon exercise of the Debentures (collectively, the "Securities") have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state

144554\0512890.WP

                                                             D3

of the United States. As a result, the Securities may not be sold, transferred, exercised or delivered within the United States or to or for the account or benefit of a person in the United States or a U.S. person, unless such securities are registered under the U.S. Securities Act and the securities laws of any state in which the transferee holder is resident or unless an exemption from such registration requirements is available and its availability is satisfactorily evidenced to the Corporation and the Trustee.

The Debentures issuable upon the exercise of Series B Special Warrants issued to a U.S. person under the U.S. Securities Act or pursuant to an exemption from the registration requirements of the U.S. Securities Act or otherwise issuable to U.S. persons, persons in the United States or persons who are acting on behalf or for the account or benefit of a U.S. person or a person in the United States, and the Common Shares deliverable upon the exercise of the Debentures (and all Debentures and Common Shares issued in exchange therefor or in substitution thereof), shall bear a legend in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER,
         (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND THE COMPLIANCE WITH APPLICABLE STATE
         SECURITIES LAWS OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED
         DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

provided, however, that if the Debentures or the Common Shares are being sold under paragraph (B) above, the legend may be removed by providing a declaration to the Trustee as transfer agent for the securities to the following effect:

         The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the U.S. Securities Act) of Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated the buyer was outside the United States, or
         (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities,
         (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

This Series B Special Warrant Certificate and the Indenture shall be governed by, performed, construed, and enforced in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

This Certificate shall not be valid for any purpose whatsoever unless and until it has been countersigned by or on behalf of the Trustee.

IN WITNESS WHEREOF the undersigned has caused this Certificate to be duly executed as of February , 1997.


DAKOTA MINING CORPORATION

By:____________________________


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


                                                             D4

                              TRUSTEE'S CERTIFICATE

These Special Warrants are a portion of the Series B Special Warrants
dated February       , 1997 referred to in the

Indenture within mentioned.

MONTREAL TRUST COMPANY OF CANADA

By:____________________________
    Authorized Officer

144554\0512890.WP

                                                             D5

                   TRANSFER FORM FOR SERIES B SPECIAL WARRANTS



  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto -------------------------------, ------------------------------------
         (Name)                                      (Address)
the Series A Special Warrants registered in the name of the undersigned represented by the within certificate.

                  DATED the _____ day of ________________, 199___.




------------------------------     ------------------------------------
Signature Guaranteed              (Signature of Warrantholder)


Note to Warrantholders: In order to transfer the Series B Special Warrants represented by this certificate, this transfer form must be delivered to Montreal Trust Company of Canada, together with a duly completed Seller's Certificate and a Purchaser's Certificate in the forms attached to this certificate.



144554\0512890.WP

                              D6

                              SELLER'S CERTIFICATE

         The undersigned is delivering this certificate in connection with the sale or transfer by the undersigned of special warrants (the "Special Warrants") issued by Dakota Mining Corporation (the "Corporation") pursuant to the special warrant indenture dated as of February 5, 1997 (the "Indenture") between the Corporation and Montreal Trust Company of Canada (the "Trustee"), as trustee. This certificate is delivered to the Corporation pursuant to Section 2.13 of the Indenture to provide evidence of compliance by the undersigned with the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). The undersigned hereby makes the following representation to the Corporation and the Trustee (check one of the following boxes):

     |_| The sale of the Special Warrants is being made pursuant to Rule 904 of Regulation S under the U.S. Securities Act, and:

          (a) the sale of the Special Warrants is being made in an "offshore transaction" (as defined by Rule 902 of Regulation S under the U.S. Securities Act);

          (b) neither the undersigned, an affiliate thereof or any person acting on their behalf has engaged or will engage in "directed selling efforts" (as defined by Rule 902 of Regulation S under the U.S. Securities Act); and

          (c) the undersigned is not now an officer, director or otherwise an "affiliate" of the Corporation (as defined Rule 144 under the U.S. Securities Act).

     |_| The sale of the Special Warrants is being made pursuant to the exemption from registration requirements under the U.S. Securities Act provided by Rule 144(k) under the U.S. Securities Act, and:

          (a) a period of at least three years has elapsed since the latter of the date of acquisition of the Special Warrants from the Corporation or from an affiliate of the Corporation (calculated in accordance with Rule 144(d) under the U.S. Securities Act); and

          (b) the undersigned is not an affiliate of the Corporation and has not been an affiliate of the Corporation during the preceding three months.

     |_| The sale of the Special Warrants is being made pursuant to another exemption from registration requirements under the U.S. Securities Act and in accordance with any applicable State securities laws, and is furnishing herewith to the Corporation and the Trustee an opinion to the effect that counsel of recognized standing and experience in matters involving the U.S. Securities Act and reasonably satisfactory to the Corporation and the Trustee.

     The undersigned further represents that the sale of the Special Warrants is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act.


     Signed:


     Name (please print)(to be the same as it appears on the face of the Special Warrant Certificate)



     Address





144554\0512890.WP

                                                             D7

                             PURCHASER'S CERTIFICATE


1. The Purchaser either (i) is not a "U.S. person" (as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. person and any partnership or corporation organized or incorporated under the laws of the United States; (ii) otherwise purchasing the Special Warrants pursuant to an applicable exemption from registration under the U.S. Securities Act;

2. The Purchaser is resident at the address set forth on the signature page of this certificate;

3. The Purchaser acknowledges that the Special Warrants, the Debentures issuable upon exercise thereof and the Common Shares issuable upon exercise of the Debentures (collectively, the "Securities") have not been registered under the U.S. Securities Act and may not be offered or sold in the United States unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

4. Unless the Purchaser is otherwise purchasing the Securities pursuant to an applicable exemption from registration under the U.S. Securities Act, the Securities are not being acquired directly or indirectly for the account or benefit of a U.S. person and the Purchaser does not have any agreement or understanding (either written or oral) with any U.S. person respecting:

     (i) the transfer or assignment of any rights or interest in any of the Securities;

     (ii) the division of profits, losses, fees, commissions, or any financial stake in connection with this purchase; or

     (iii) the voting of the Debentures;

5. The Purchaser agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly to a U.S. person, unless:

     (i)  the sale is to the Corporation;

     (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act;

     (iii)the sale is made  pursuant  to the  exemption  from  the  registration requirements of the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable State securities or "Blue Sky" laws;

     (iv) the sale is made in another type of transaction that does not require registration under the U.S. Securities Act or any applicable State securities or "Blue Sky" laws, and it has prior to such sale furnished to the Corporation and to Montreal Trust Company of Canada an opinion to that effect of counsel or recognized experience in matters involving the U.S. Securities Act and reasonably satisfactory to the Corporation and Montreal Trust Company of Canada;

6. Unless the Purchaser is purchasing the Securities pursuant to an applicable exemption from registration under the U.S. Securities Act, no offers to sell the Special Warrants were made by any person to the Purchaser while the Purchaser was in the United States.

7. Unless the Purchaser is purchasing the Securities pursuant to an applicable exemption from registration under the U.S. Securities Act, the Purchaser was outside the United States at the time of the Purchaser's purchase of the Special Warrants;

8. The Purchaser acknowledges that the certificates representing the Special Warrants will bear a legend to the effect that the Debentures and Common Shares issuable thereunder have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States;

9. The Purchaser acknowledges that any person who exercises a Special Warrant will be required to provide to the Corporation written certification that it is not a U.S. person and the Special Warrant is not being exercised within the United States or on behalf of a U.S. person; and


144554\0512890.WP

                                                             D8


10. The Purchaser acknowledges that the Special Warrants may be transferred only if (i) prior to such transfer the holder of the Special Warrants properly complete, executes and delivers to the Corporation the certificate attached to the form of Special Warrant and (ii) the transferee properly completes, executes and delivers to the Corporation a certificate substantially in the form hereof.

                                     Signed:
                        Signature of Purchaser/Transferor


                               Name (please print)


                                     Address



144554\0512890.WP

                                                             D9

                                  EXERCISE FORM

TO:               DAKOTA MINING CORPORATION
AND TO:           MONTREAL TRUST COMPANY OF CANADA

          The undersigned holder of Series B Special Warrants hereby exercises in respect of Series B Special Warrants the right provided for in the Indenture to receive Debentures of Dakota Mining Corporation (or other securities or property in lieu thereof) on the basis specified in the Indenture.

          The undersigned hereby irrevocably directs that the said Debentures be issued and delivered as follows:

==============================================================================
Name(s) in Full    Address(es)          Principal Amount of Debentures
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

(Please print in full the name in which the certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer Form for Series B Special Warrants should be endorsed with the signature of the registered holder which must be guaranteed by a Canadian chartered bank, trust company or by a member of the Vancouver or Toronto stock exchanges or other entity acceptable to the Trustee and the Warrantholder must pay to the Trustee all eligible transfer or taxes or other government charges.)

     The undersigned hereby represents and warrants to the Corporation as follows (check one):

     |_| the undersigned is not a U.S. person and the Special Warrants are not being exercised within the United States or on behalf or for the account or benefit of a U.S. person; or

     |_| the undersigned is a U.S. person or the Special Warrants are being exercised within the United States or on behalf or for the account or benefit of a U.S. person and the undersigned has previously delivered to the Corporation, or is delivering concurrently herewith, a certificate in the form of the Purchaser's Certificate attached to the Special Warrant Certificate.

     "United States" and "U.S. person" are as defined by Regulation S under the United States Securities Act of 1993, as amended.

DATED this ____ day of ___________________, 199 .

--------------------------             ------------------------------------
Witness                                   Signature of Subscriber

                                        ------------------------------------
                                           Name of Subscriber

                                         ------------------------------------

                                          ------------------------------------
                                          Address of Subscriber

     |_| Please check box if these certificates are to be delivered to the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register of Special Warrants of the Corporation.

144554\0512890.WP

                                TABLE OF CONTENTS



                             ARTICLE 1  INTERPRETATION
 1.1 Definitions.........................................................1
 1.2 Gender and Number...................................................7
 1.3 Interpretation not Affected by Headings, Etc........................7
 1.4 Day not a Business Day..............................................7
 1.5 Time of the Essence.................................................7
 1.6 Applicable Law......................................................7
 1.7 Currency............................................................7

                   ARTICLE 2  ISSUE AND FORM OF SPECIAL WARRANTS
 2.1 Issue of Special Warrants...........................................7
 2.2 Terms of Special Warrants...........................................8
 2.3 Warrantholder not a Shareholder.....................................8
 2.4 Special Warrants to Rank Pari Passu.................................8
 2.7 Signing of Warrant Certificates.....................................10
 2.8 Countersignature by the Trustee.....................................10
 2.9 Issue in Substitution for Warrant Certificates Lost, Etc............10
 2.10 Exchange of Warrant Certificates...................................11
 2.11 Charges for Exchange of Previously Issued Warrant Certificates.....11
 2.12 Ownership of Special Warrants......................................11
 2.13 Registration and Transfer..........................................12

               ARTICLE 3  EXERCISE OR RETRACTION OF SPECIAL WARRANTS
 3.1 Notices to Trustee..................................................13
 3.2 Exercise of Special Warrants........................................14
 3.4 Retraction of Special Warrants......................................15

                        Article 4 intentionally deleted.

                      ARTICLE 5  COVENANTS OF THE CORPORATION
 5.1 General Covenants....................................................17
 5.2 Trustee's Remuneration and Expenses..................................18
 5.3 Performance of Covenants by Trustee..................................18
 5.4 Securities Qualification Requirements................................19

                    ARTICLE 6  ESCROWED PROCEEDS AND RETRACTION
 6.1 Deposit of Escrowed Proceeds in Escrow...............................20
 6.2 Investment of Funds..................................................20
 6.3 Release of Escrowed Proceeds.........................................20
 6.4 Surrender of Special Warrants for Retraction.........................21
 6.5 Method of Repayment on Voluntary Retraction by Holder................21
 6.6 Mandatory Retraction of Series B Special Warrants....................21
 6.7 Method of Repayment on Retraction by Corporation.....................22

                                       (i)

 6.8 Corporation to Provide Funds.........................................22
 7.1 Suits by Warrantholders..............................................23
 7.2 Immunity of Shareholders, Etc........................................23
 7.3 Limitation of Liability..............................................23
 7.4 Waiver of Default....................................................23

                       ARTICLE 8  MEETINGS OF WARRANTHOLDERS
 8.1 Right to Convene Meetings............................................24
 8.2 Notice...............................................................24
 8.3 Chairman.............................................................24
 8.4 Quorum...............................................................24
 8.5 Power to Adjourn.....................................................25
 8.6 Show of Hands........................................................25
 8.7 Poll and Voting......................................................25
 8.8 Regulations..........................................................25
 8.9 Corporation and Trustee may be Represented...........................26
 8.10 Powers Exercisable by Extraordinary Resolution......................26
 8.11 Meaning of Extraordinary Resolution.................................27
 8.12 Powers Cumulative...................................................28
 8.13 Minutes.............................................................28
 8.14 Instruments in Writing..............................................29
 8.15 Binding Effect of Resolutions.......................................29
 8.16 Holdings by Corporation Disregarded.................................29

                        ARTICLE 9  SUPPLEMENTAL INDENTURES
 9.1 Provision for Supplemental Indentures for Certain Purposes...........29
 9.2 Successor Corporations...............................................30

                        ARTICLE 10  CONCERNING THE TRUSTEE
 10.1 Trust Indenture Legislation.........................................31
 10.2 Rights and Duties of Trustee........................................31
 10.3 Evidence, Experts and Advisers......................................32
 10.4 Documents, Monies, etc. held by Trustee.............................32
 10.5 Actions by Trustee to Protect Interest..............................33
 10.6 Trustee not Required to Give Security...............................33
 10.7 Protection of Trustee...............................................33
 10.8 Indemnification.....................................................33
 10.9 Replacement of Trustee; Successor by Merger.........................34
 10.10 Conflict of Interest...............................................35
 10.11 Acceptance of Trust................................................35
 10.12 Trustee not to be Appointed Receiver...............................35

                                ARTICLE 11  GENERAL
 11.1 Notice to the Corporation and the Trustee...........................35
 11.2 Notice to Warrantholders............................................37
 11.3 Counterparts........................................................37
 11.4 Satisfaction and Discharge of Indenture.............................37

                                                    (ii)

 11.5 Provisions of Indentures and Special Warrants for the Sole Benefit of
 Parties and Warrantholders..............................................38
 11.6 Special Warrants Owned by the Corporation or its Subsidiaries -
 Certificate to be Provided..............................................38
 11.7 Further Assurances.................................................39



                                      (iii)

                            Dated as of February 5, 1997






                            DAKOTA MINING CORPORATION

                                       and

                        MONTREAL TRUST COMPANY OF CANADA
                                     Trustee







                            SPECIAL WARRANT INDENTURE

                           Providing for the Issue of
                                Special Warrants

















                          McCarthy Tetrault, Vancouver